UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

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NOTICE OF ANNUAL SHAREHOLDERS' MEETING

Dear National Penn Shareholder:

On Tuesday, April 24, 2007, National Penn Bancshares, Inc. will hold its Annual Meeting of Shareholders at the Sheraton Reading Hotel, Route 422 West and Paper Mill Road, Wyomissing, Pennsylvania. The meeting will begin at 4:00 p.m.

Only shareholders who owned stock at the close of business on March 2, 2007 can attend and vote at the meeting or any postponement or adjournment. At the meeting, we will:

1.	Elect four directors;

2.	Consider and act upon a proposal to amend National Penn’s articles of incorporation to increase the number of authorized common shares to 100 million;

3.	Consider and act upon a proposal to approve an amended and restated Employee Stock Purchase Plan;

4.	Consider and act upon a proposal to ratify the Audit Committee’s selection of National Penn’s independent auditors for 2007; and

5.	Attend to other business, if any, properly presented at the meeting.

Your Board of Directors recommends that you vote in favor of the election of directors, in favor of the amendment to National Penn’s articles of incorporation, in favor of approval of the amended and restated Employee Stock Purchase Plan, and in favor of ratification of the independent auditors selected for 2007, as described in this proxy statement.

At the meeting, we will also report on our 2006 business results and other matters of interest to shareholders.

We are enclosing with this proxy statement a copy of our 2006 Annual Report on Form 10-K. The approximate date this proxy statement and card(s) are being mailed is March 27, 2007.

IMPORTANT: This mailing contains an Admission Ticket. FOR SECURITY PURPOSES, YOU WILL NEED THIS ADMISSION TICKET TO ATTEND THE MEETING.

By Order of the Board of Directors

March 27, 2007	Sandra L. Spayd
Secretary

NATIONAL PENN BANCSHARES, INC.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by National Penn Bancshares, Inc. ("National Penn"), on behalf of the Board of Directors, for the 2007 Annual Meeting of Shareholders. This Proxy Statement and the related proxy form are being distributed on or about March 27, 2007.

You can vote your shares by completing and returning the enclosed written proxy card. You can also vote by telephone, toll-free, or online if you have Internet access. Registered shareholders with addresses outside the United States may not be able to vote by telephone. The Internet and telephone voting facilities for shareholders of record are available 24 hours a day until they close at 4:00 p.m. on April 24, 2007. The Internet and telephone voting procedures are described on the enclosed proxy form and are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or through the Internet, you need not return a proxy card. Whether you vote by proxy card, by telephone or through the Internet, your shares will be voted as you direct.

You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card or by voting over the telephone or the Internet will not affect your right to attend the meeting and vote.

National Penn declared a 3% stock dividend of its common shares on September 30, 2006. All share and per share information preceding the date of the stock dividend has been proportionately adjusted in this proxy statement.

PROPOSAL 1 - ELECTION OF DIRECTORS

The first proposal scheduled to be voted on at the meeting is the election of four directors. These directors will serve a three-year term as Class II directors. The Board of Directors has nominated
Albert H. Kramer, Kenneth A. Longacre, C. Robert Roth, and Wayne R. Weidner for election as Class II directors. Each of these individuals is currently serving as a National Penn director except Mr. Kramer who is currently serving as a National Penn Bank director.

The Board of Directors recommends a vote FOR all its nominees.

The Board has no reason to believe that any nominee will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

National Penn's articles of incorporation provide that the Board shall consist of between eight and twenty directors, the exact number of which shall be set by resolution of the Board, and shall be divided into three classes equal or nearly equal in size as is possible. In accordance with these provisions, the Board has set the size of the Board at 13 directors and the size of Class I and II at four directors and the size of Class III at five directors, effective as of the 2007 annual meeting of shareholders.

Fred D. Hafer and Donald P. Worthington, who are currently serving Class II terms ending in 2007, are not standing for re-election and will no longer serve on the Board effective with the 2007 annual meeting of shareholders. George C. Mason, who is currently serving in Class I with a term ending in 2009, will retire from the Board at the same time, in accordance with National Penn’s bylaws providing for mandatory retirement of directors. The bylaws permit the Board to fill the vacancy to be created in Class I by Mr. Mason’s retirement.

The bylaws permit shareholders to nominate candidates for election as directors. A nomination must be made in compliance with the advance notice and information requirements of the bylaws. National Penn has not received any such notice of a nomination.

In accordance with the bylaws, directors are elected by a plurality of the votes of shares present and entitled to be voted at the meeting. That means the four nominees of the Board will be elected if they receive more affirmative votes than any other nominees. National Penn’s Corporate Governance Guidelines provide that in an uncontested election of directors (where the only nominee are those recommended by the Board), any nominee who receives a greater number of votes “withheld” than votes “for” his or her election is expected to offer his or her resignation. In any such event, the Nominating/Corporate Governance Committee will promptly consider the matter and make a recommendation to the Board, and the Board will decide whether to accept the resignation.

Director Information

The Board is separated into three classes, each with a three-year term. The terms of the persons nominated as Class II directors will expire in 2010. The terms of the continuing Class I directors expire in 2009, and the terms of the continuing Class III directors expire in 2008.

Below is biographical and other information about the nominees for election as Class II directors, and the continuing Class I and Class III directors, as of March 2, 2007.

Nominees as Class II Directors to serve until 2010:

Albert H. Kramer, age 52, has been a director of National Penn Bank since May 2000. Mr. Kramer is Senior Vice President, Operations, of D&E Communications, Inc., a telecommunications firm.

Kenneth A. Longacre, age 73, has been a director since October 2001, and was a director from 1990 through 2000. Mr. Longacre is Chairman of Farm & Home Oil Company.

C. Robert Roth, age 59, has been a director since 1990. Mr. Roth is a Bucks County Magisterial District Judge.

Wayne R. Weidner, age 64, has been a director since 1985. Mr. Weidner is Chairman of National Penn, and was Chief Executive Officer of National Penn prior to 2007. He was Chairman, President and Chief Executive Officer of National Penn from January 2002 until December 2003. He was named President and Chief Executive Officer of National Penn in 2001.

Continuing as Class I Directors to serve until 2009:

J. Ralph Borneman, Jr., age 68, has been a director since 1988. Mr. Borneman is President and CEO of Body-Borneman Insurance & Financial Services, LLC, an insurance agency. Mr. Borneman is also a member of the boards of directors of Erie Indemnity Co. and Erie Family Life Insurance Co.

Glenn E. Moyer, age 55, has been a director since 2002. Mr. Moyer is President and Chief Executive Officer of National Penn and Chairman, President and Chief Executive Officer of National Penn Bank.
Mr. Moyer was President of National Penn and Chief Executive Officer of National Penn Bank from December 2003 through 2006, and had been Executive Vice President of National Penn since April 2001 and President and Chief Operating Officer of National Penn Bank since January 2001.

Robert E. Rigg, age 54, has been a director since 1999. Mr. Rigg is the President of Rigg Darlington Group Inc., an insurance agency. Mr. Rigg was first elected a director when National Penn acquired Elverson National Bank, as provided in the acquisition agreement.

Continuing Class III Directors to serve until 2008:

Thomas A. Beaver, age 54, has been a director since 2005. Mr. Beaver is a senior partner in the business consulting group of Reinsel Kuntz Lesher LLP, a regional accounting, tax and consulting firm.

Robert L. Byers, age 68, has been a director since 2005. Mr. Byers is the founder and Chairman of Byers’ Choice, Ltd., a firm specializing in the handcrafting and retailing of Caroler® figurines (seasonal collectibles). Mr. Byers was a director of FirstService Bank, which was acquired by National Penn in 2003. He was initially elected a director in accordance with the provisions of the FirstService Bank acquisition agreement.

Frederick P. Krott, age 60, has been a director since 2001. Mr. Krott is President of Lamm & Witman Funeral Home, Inc. Mr. Krott was first elected a director when National Penn acquired Community Independent Bank, Inc., as provided in the acquisition agreement.

Patricia L. Langiotti, age 60, has been a director since 1986. Ms. Langiotti is President of Creative Management Concepts, a management consulting firm.

Natalye Paquin, age 46, has been a director since October 2006. Ms. Paquin is Interim President and Chief Operating Officer of The Kimmel Center, which serves as home to performing arts organizations, including The Philadelphia Orchestra.

Corporate Governance

National Penn's governing body is its Board of Directors. The Board is elected by the shareholders to direct and oversee National Penn's management in the long-term interests of shareholders.

Corporate Governance Guidelines

The Board has adopted a set of Corporate Governance Guidelines that, together with National Penn's articles of incorporation, bylaws, and the charters of Board committees, provide a framework for the governance of National Penn. The Guidelines are intended to assist the Board in the exercise of its responsibilities. As the operation of the Board is a dynamic process, these Guidelines are reviewed periodically and are changed by the Board from time to time as deemed appropriate. National Penn's Corporate Guidelines are available on National Penn's website, www.nationalpennbancshares.com. To access the guidelines, select "Governance Documents."

Director Independence

Under the Nasdaq Stock Market’s Marketplace Rules, a Nasdaq-listed company's board of directors must be comprised of a majority of independent directors. The Board has determined, after an initial review and determination by the Nominating/Corporate Governance Committee, that each of Messrs. Beaver, Borneman, Byers, Hafer, Kramer, Krott, Longacre, Rigg, and Roth, Ms. Paquin and
Ms. Langiotti is an independent director, as provided in the Nasdaq Stock Market Marketplace Rules. Specifically, the Board determined that none of these persons has any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a National Penn director. In making this determination as to Messrs. Kramer and Longacre, the Board considered that in the ordinary course of business transactions occur between National Penn and companies where Messrs. Kramer and Longacre are executive officers. In each case, the amount of the transaction is well below the thresholds set forth in the following Nasdaq Stock Market Marketplace Rules. These rules preclude a determination of independence for any person who:

•	Is, or during the past three years was, employed by National Penn or by any subsidiary of National Penn;

•
Accepted, or who has a relative by blood, marriage or adoption or who has the same residence as such director (a "Family Member") who accepted, any payments from National Penn or any subsidiary of National Penn in excess of $60,000 during any period of twelve consecutive months within the past three years, other than:

•	Compensation for board or committee service as a director of National Penn or a National Penn subsidiary;

•	Compensation paid to a Family Member who is a non-executive employee of National Penn or a National Penn subsidiary; or

•	Benefits under a tax-qualified retirement plan or non-discretionary compensation.

•	Has a Family Member who is, or during the past three years was, employed by National Penn or by any subsidiary of National Penn as an executive officer;

•
Is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which National Penn made, or from which National Penn received, payments that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in fiscal year 2006 or any of the past three fiscal years, other than:

•	Payment arising solely from investments in National Penn’s securities; or

•	Payments under non-discretionary charitable contribution matching programs.

•
Is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of National Penn serve on the compensation committee of such other entity;

•	Is, or has a Family Member who is, a partner in National Penn's independent auditors; or

•	Was, or has a Family Member who was, a partner or employee of National Penn’s independent registered public accounting firm who worked on National Penn’s audit during any of the past three years.

A majority of Board members are independent directors as defined above, and as defined by the Securities and Exchange Commission and other regulatory authorities. The independent directors periodically meet in executive session without management present.

Lead Independent Director

The Board of Directors annually designates one of the non-employee directors as Lead Independent Director. In February 2007, the Board re-designated Kenneth A. Longacre as Lead Independent Director. Mr. Longacre has served as such since July 2005. As Lead Independent Director, Mr. Longacre coordinates the activities of the other non-employee independent directors, chairs the meetings of the non-employee independent directors in executive session, and coordinates Board meetings, agendas and related matters with Chairman Wayne R. Weidner and President and Chief Executive Officer Glenn E. Moyer.

In February 2007, the Board of Directors, after consideration of the recommendation of the Nominating/Corporate Governance Committee, exempted Mr. Longacre, as Lead Independent Director, from the mandatory retirement provisions of National Penn’s bylaws for a one-year period beginning
April 24, 2007, the meeting date for the 2007 annual meeting of shareholders.

Board Membership Criteria

Each member of the Board must possess the individual qualities of competence, collegiality, integrity, accountability, and high performance standards. Candidates for membership on the Board are selected for their character, judgment, business experience and acumen. Board members are expected to devote the time and effort necessary to be productive members of the Board, including learning the business of National Penn, and doing all that is necessary to attend and actively participate in meetings of the Board and its committees.

Each non-employee director is also expected to, and currently does, meet National Penn's stock ownership guidelines, which require an equity investment in National Penn stock of at least $100,000, except Ms. Paquin who was appointed to the Board in October 2006 and is in the five-year phase-in period provided in the guidelines. See “Stock Ownership - Guidelines” herein.

Board Committees

The Board maintains five standing committees: Executive, Audit, Compensation, Enterprise Risk Management and Nominating/Corporate Governance. Each committee operates under its own separate charter which is approved by the Board. These charters are available on National Penn's website. To access these items, log on to National Penn's website, www.nationalpennbancshares.com, and select "Governance Documents."

A special Board committee, the Internal Audit Director Search Committee, was formed in August 2006 to conduct a search for, and to recommend a candidate for hiring as Internal Audit Director.

Executive Committee. The Executive Committee is authorized to act on behalf of the Board during intervals between meetings of the Board. The Executive Committee can respond quickly to time-sensitive business and legal matters when they arise. The Executive Committee is currently comprised of seven directors.

Audit Committee. National Penn's Audit Committee is currently comprised of five directors, all of whom are independent as described under “Director Independence.” In addition to the above Nasdaq independence requirements, the SEC has issued heightened independence standards pursuant to the Sarbanes-Oxley Act of 2002 that apply to audit committee members. These standards provide that a member of a Nasdaq-listed company's audit committee may not, in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

•	Accept directly or indirectly any consulting, advisory or other compensatory fee from National Penn or any subsidiary of National Penn, except for certain retirement benefits; or

•	Be an "affiliated person" of National Penn or any subsidiary of National Penn, as defined by SEC rules.

Each of the members of National Penn's audit committee meets these heightened independence standards.

The SEC and Nasdaq also have requirements regarding financial expertise and sophistication. The Board has determined that Patricia L. Langiotti, President of Creative Management Concepts; Fred D. Hafer, retired Chairman of FirstEnergy Corporation and formerly Chairman, President and Chief Executive Officer of GPU Corporation; and Thomas A. Beaver, a Senior Partner in the business consulting group of Reinsel Kuntz Lesher LLP, a regional accounting, tax and consulting firm, each meet the SEC's definition of "audit committee financial expert" and are "financially sophisticated" under Nasdaq-listed company audit committee rules.

The Audit Committee's duties include:

•	Appointing, approving compensation for, and providing oversight of, National Penn's independent registered public accounting firm;

•	Approving all audit and non-audit services to be performed by the independent registered public accounting firm;

•	Reviewing the scope and results of the audit plans of the independent registered public accounting firm and internal auditors;

•	Overseeing the scope and adequacy of internal accounting control and record-keeping systems;

•	Reviewing the objectivity, effectiveness and resources of the internal audit function;

•	Conferring independently with, and reviewing various reports generated by, the independent registered public accounting firm;

•	Resolving any disagreements between management and the independent registered public accounting firm; and

•
Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

A more comprehensive description of the duties and responsibilities of the Audit Committee is set forth in its charter. The charter may be accessed on National Penn's website, www.nationalpennbancshares.com, by selecting "Governance Documents."

Compensation Committee. National Penn's Compensation Committee generally reviews, approves and reports to the Board on compensation and related programs and plans. The Compensation Committee is currently comprised of five directors, all of whom are independent, as described under “Director Independence.” The Compensation Committee's duties include:

•	Developing executive compensation philosophy and strategy, including the types and mix of compensation components in the total executive compensation package.

•	Developing procedures used in administering executive compensation.

•	Recommending to the Board of Directors the level of compensation for non-employee directors of National Penn.

•	Approving participation, performance measures, and performance parameters for awards under National Penn’s Long-Term Incentive Compensation Plan, annual Executive and Management Incentive Plans.
•	Reviewing annual performance objectives for the CEO and conduct an annual evaluation of CEO performance.

•	Reviewing and approving guidelines for employment and/or change-in-control agreements for executives.

•	Reviewing and approving all executive officer promotions.

•	Recommending to the Board action regarding compensation for the Chairman and President of National Penn.

The Compensation Committee has authority under its charter to retain outside counsel, compensation consultants, or other experts of its choice, and receives adequate funding from National Penn to engage such advisors. For information on the compensation consultant currently retained by the Committee, see “Compensation Discussion and Analysis” in this proxy statement.

A more comprehensive description of the duties and responsibilities of the Compensation Committee is set forth in its charter. The charter may be accessed on National Penn's website, www.nationalpennbancshares.com, by selecting "Governance Documents."

Enterprise Risk Management Committee. National Penn’s Enterprise Risk Management Committee assists the Board of Directors in providing oversight, direction and authority to management regarding National Penn’s enterprise-wide risk management process. The Enterprise Risk Management Committee is currently comprised of five directors, including the Chairs of the Audit, Compensation and Nominating/Corporate Governance Committees, all of whom are independent, as described under “Director Independence.”

The Enterprise Risk Management Committee charter may be accessed on National Penn’s website, www.nationalpennbancshares.com, by selecting “Governance Documents.”

Nominating/Corporate Governance Committee. National Penn's Nominating/Corporate Governance Committee identifies and recommends nominees for election to the Board, and oversees matters of corporate governance processes, including Board performance. The Nominating/Corporate Governance Committee is currently comprised of four directors, all of whom are independent, as described under "Director Independence."

The Nominating/Corporate Governance Committee's duties include:

•	Screening and recommending candidates as nominees for election to the Board (see also "Consideration of Director Nominees" below);

•	Evaluating Board performance—over-all, and individually by director;

•	Overseeing the orientation of directors;

•	Reviewing corporate policies such as Code of Conduct, stock ownership of directors and management, insider trading and director attendance; and

•	Ensuring an appropriate structure for management succession and development.

A more comprehensive description of the duties and responsibilities of the Nominating/Corporate Governance Committee is set forth in its charter. The charter may be accessed on National Penn's website, www.nationalpennbancshares.com, by selecting "Governance Documents."

Special Internal Audit Director Search Committee. In August 2006, the Board appointed a special Board committee, the Internal Audit Director Search Committee, comprised of three directors, all of whom are independent as described under “Director Independence.” The special committee’s duty was to conduct a search for, and to make a hiring recommendation to executive management of, a candidate to fill the open position of Director of Internal Audit which had resulted from the untimely death of the individual holding that position. The special Committee completed this task on November 20, 2006.

Consideration of Director Nominees

The Nominating/Corporate Governance Committee selects individuals for nomination to the Board based on the criteria set forth in National Penn’s corporate governance guidelines. Under these criteria, a majority of the directors are to be independent, as described under “Director Independence.”

The Board believes independent directors add balance and diversity to the composition of the Board, and should bring expertise and experience in areas related to important strategic needs of National Penn. Selection is to be made from individuals whose leadership and effectiveness have been demonstrated or whose specialized training or experience will be of value to National Penn. Candidates for the Board are to meet the following qualifications:

•	High-level competence and leadership experience in business or administrative roles.

•	Breadth of knowledge about issues affecting National Penn.

•	Ability and willingness to work on a collegial basis with other National Penn directors and National Penn management, and to contribute special competencies to Board activities.

•	Unquestioned personal integrity.

•	Loyalty to National Penn and concern for its success.

•	Courage to criticize and to apply sound business ethics.

•	Ability to exercise sound and independent judgment.

•	Awareness of a director’s vital part in National Penn’s good corporate citizenship and corporate image.

•	Time available for meetings and consultation on National Penn matters.

The Board endorses the value of seeking qualified directors from diverse backgrounds. The Nominating/Corporate Governance Committee considers from time to time individuals who, in the judgment of the Committee, would be best qualified to serve on the Board. The Committee considers the experience and expertise already present on the Board so as to broaden the collective experience and expertise of the Board. Candidates for membership on the Board may be provided by a director or shareholder, and the Committee may retain professional search firms. Shareholders who wish to suggest candidates as nominees should write to National Penn Bancshares, Inc., Philadelphia and Reading Avenues, Boyertown, PA 19512 (Attention: Corporate Secretary), stating in detail the qualifications of the persons they recommend.

Code of Conduct

National Penn has adopted a Code of Conduct that addresses, among other things, ethical conduct, conflicts of interest, integrity of financial reports, legal compliance and the reporting of violations. The Code applies to all directors, officers and employees. All directors, officers and employees are required annually to affirm their acceptance of, and compliance with, the Code of Conduct. The Code of Conduct may be accessed on National Penn's website, www.nationalpennbancshares.com, by selecting "Governance Documents."

Contacting the Board of Directors

The Board welcomes communications from shareholders and has adopted a procedure for receiving and addressing them. Shareholders may write to either the entire Board or to individual directors. To do so, you should send your communication to National Penn Bancshares, Inc., Philadelphia and Reading Avenues, Boyertown, PA 19512 (Attention: Corporate Secretary). Likewise, e-mail communications should be addressed to the Corporate Secretary at slspayd@natpennbank.com. The Corporate Secretary does not screen letters or e-mails for content, but will forward a letter or e-mail to an individual director or Board committee as the Corporate Secretary feels appropriate if no specific direction is provided.

Board Committees, Meetings and Attendance

The following table summarizes the Board Committees on which each National Penn director serves as of March 2, 2007, and the number of Committee meetings held in 2006.

NON-EMPLOYEE DIRECTOR COMMITTEE TABLE
Name	Audit	Compensation	Enterprise Risk Management	Executive	Nominating/ Corporate Governance	Internal Audit Director Search
Non-Employee Directors:
Thomas A. Beaver	Member		Member
J. Ralph Borneman, Jr.		Chair	Member	Member	Member
Robert L. Byers		Member			Member
Fred D. Hafer (1)	Member	Member				Member
Frederick P. Krott		Member
Patricia L. Langiotti	Chair		Member	Member	Member	Chair
Kenneth A. Longacre		Member	Member	Member	Chair	Member
George C. Mason (2)				Member
Natalye Paquin (3)
Robert E. Rigg	Member
C. Robert Roth	Member		Chair	Member

Employee Directors:
Glenn E. Moyer				Member
Wayne R. Weidner				Chair
Donald P. Worthington (1)

Number of Meetings in 2006	10	6	8	0	5	7

(1) Messrs. Hafer and Worthington are not standing for re-election to the Board at the April 24, 2007 meeting.

(2) Mr. Mason is retiring from the Board as of the April 24, 2007 meeting date.

(3) Ms. Paquin was elected to the Board as of October 25, 2006.

       All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served, except Natalye Paquin who was appointed to the Board of Directors in October 2006.

National Penn directors are expected to attend annual meetings of shareholders and, barring unforeseen circumstances, generally do so. Last year's annual meeting was attended by 13 persons serving as National Penn directors at that time.

Director Compensation

The following table sets forth information on compensation of all National Penn directors for 2006 excluding Messrs. Weidner, Moyer and Worthington, who are National Penn employees and not separately compensated for service as directors.

Director Compensation Table
(For fiscal year ended December 31, 2006)

Name (a)	Fees Earned or Paid in Cash ($) (b)(3)	Stock Awards ($) (c)(4)	Option Awards ($) (d) (5)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(f)(6)	All Other Compensation ($) (g)	Total ($) (h)
Thomas A. Beaver	$42,750	$33,916	0	0	$564	0	$77,230
John H. Body (1)	15,268	21,187	$7,842	0	1,284	0	45,581
J. Ralph Borneman, Jr.	50,850	33,916	5,873	0	13,634	0	104,273
Robert L. Byers	41,250	33,916	5,848	0	1,588	0	82,602
Fred D. Hafer	49,000	33,916	5,873	0	5,116	0	93,905
Frederick P. Krott	41,000	33,916	5,873	0	8,940	0	89,729
Patricia L. Langiotti	82,250	33,916	5,873	0	5,584	0	127,623
Kenneth A. Longacre	59,250	33,916	5,873	0	11,054	0	110,093
George C. Mason	24,750	33,916	5,848	0	1,284	$47,915 (7)	113,713
Natalye Paquin (2)	4,000	0	0	0	0	0	4,000
Robert E. Rigg	45,500	33,916	5,873	0	6,342	0	91,631
C. Robert Roth	54,350	33,916	5,873	0	0	0	94,139

(1)	Mr. Body retired as a director on April 25, 2006.

(2)	Ms. Paquin was initially elected a director on October 25, 2006.

(3)
Amounts reported are cash retainers, Board fees, and Board standing and special committee fees. Under the Directors’ Fee Plan, each non-employee director may choose to be paid these fees, in lieu of cash, in (a) shares of National Penn common stock, (b) “phantom” National Penn common stock units or (c) deferred cash. “Phantom” National Penn common stock units are credited with dividend equivalents (at National Penn’s cash dividend rate) in the form of additional “phantom” common stock units. All “phantom” common stock units are converted to actual shares of National Penn common stock and issued to an individual upon his or her termination of service as a director or attaining age 65. Deferred cash is credited with interest at a money market rate and is paid out to an individual upon his or her termination of service as a director or attaining age 65.

(4)
Amounts reported are stock award expense for each individual recognized by National Penn in its income statement for 2006 in accordance with SFAS No. 123(R), and thus include amounts from stock awards in and prior to 2006. The grant date fair value of each stock award made in 2006 to each individual is as follows: Thomas A. Beaver: $39,277; John H. Body: $39,277; J. Ralph Borneman Jr.: $39,277; Robert L. Byers: $39,277; Fred D. Hafer: $39,277; Frederick P. Krott: $39,277; Patricia L. Langiotti: $39,277; Kenneth A. Longacre $39,277; George C. Mason: $39,277; Natalye Paquin: None; Robert E. Rigg: $39,277; and C. Robert Roth: $39,277.

As of December 31, 2006, each individual has the following aggregate number of stock awards outstanding (including “performance-restricted” restricted stock or restricted stock units, and additional restricted stock units): Thomas A. Beaver: 1,933; John H. Body: 2,023; J. Ralph Borneman Jr.: 2,023--; Robert L. Byers: 2,023; Fred D. Hafer: 2,023; Frederick P. Krott: 2,023; Patricia L. Langiotti: 1,933; Kenneth A. Longacre 2,023; George C. Mason: 2,023; Natalye Paquin: None; Robert E. Rigg: 2,023; and C. Robert Roth: 1,933.

(5)
Amounts reported are option award expense for each individual recognized by National Penn in its income statement for 2006 in accordance with SFAS No. 123(R), and thus include amounts from option awards in and prior to 2006.

As of December 31, 2006, each individual has the following aggregate number of option awards outstanding: Thomas A. Beaver: 1,133; John H. Body: 15,518; J. Ralph Borneman Jr.: 17,475; Robert L. Byers: 4,532; Fred D. Hafer: 6,381; Frederick P. Krott: 10,079; Patricia L. Langiotti: 16,651; Kenneth A. Longacre: 15,626; George C. Mason: 4,532; Natalye Paquin: None; Robert E. Rigg: 6,381; and C. Robert Roth: 16,651.

(6)
Amounts reported are the interest credited in 2006 on deferred cash balances under the Directors’ Fee Plan and the fair market value of additional “phantom” common stock units and RSUs credited in 2006 on a “phantom” dividend reinvestment of “phantom” stock unit and RSU balances under the Directors’ Fee Plan and the Long-Term Incentive Compensation Plan.

(7)
Amount reported is consulting fee paid in 2006 pursuant to Mr. Mason’s consulting agreement entered into on December 13, 2003, in connection with National Penn’s acquisition of Peoples First, Inc. This consulting agreement terminated on June 10, 2006.

The following table summarizes the compensation arrangements with non-employee directors for 2006 and 2007:

NATIONAL PENN BANCSHARES, INC.
Retainers: Board members must attend in person or by phone 75% of meetings (Board and Committee Meetings combined) to be paid retainer. Committees include: Audit, Executive, Compensation, Directors’ Risk, Nominating/Corporate Governance

Chairperson of Audit Committee
Chairperson of Executive Committee (1)
Chairperson of Compensation Committee
Chairperson of Nominating/Corporate Governance Committee
Chairperson of Directors’ Risk Committee
Additional Retainer - Lead Independent Director
All Other Board Members
$15,000 $12,500 $12,500 $12,500 $12,500 $5,000 $10,000
Meeting Fees (per meeting attended) (Monthly Meetings)	$1,000
Committee Fees (per meeting attended)
Audit Committee members, including Chairperson
Audit Committee Meeting by Conference Call
Chairperson of Audit Committee also receives fee per phone meeting with accountants
Audit Committee Chairperson attendance at Subsidiary Board Meeting
Audit Committee Members attendance at Executive Disclosure
Committee meeting
All Other Committee Members, including Chairperson (Executive, Compensation, Nominating/Corporate Governance and Directors’ Risk)
All Other Committee Phone Meetings
$750 $750 $250 $750 $750 $500 $500
Director Education	$750 per day, (includes travel day)
Strategic Planning Meeting: Day #1	$1,000 Board Mtg. Fee $500 Strat. Plan Mtg.
Day #2	$500 Strat. Plan Mtg.

NATIONAL PENN BANK
Board meetings (held quarterly) Phone meeting	$1,000 (2) $1,000

ADVISORY BOARDS (3)
Philadelphia Region Advisory Board Berks County Advisory Board FirstService Bank Peoples First	$250 per mtg. $250 per mtg. $250 per mtg. $10,000/Yr.

NATIONAL PENN INVESTORS TRUST COMPANY/ NATIONAL PENN MORTGAGE COMPANY
Board Meetings Phone Meetings	$500 per mtg. $500 per mtg.

(1)	This position is currently held by Wayne R. Weidner, National Penn Chairman. Mr. Weidner does not receive this retainer.
(2)	During 2006, the National Penn Bank Board meeting fee was $3,000 per meeting.
(3)	National Penn has various advisory boards. The advisory boards listed are the ones on which one or more National Penn directors currently serve.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed with National Penn management the section of this proxy statement captioned “Compensation Discussion and Analysis” and recommended to the Board of Directors that this section be included in this proxy statement and in National Penn’s Annual Report on Form 10-K for the year ended December 31, 2006.

J. Ralph Borneman, Jr., Chair	Frederick P. Krott
Robert L. Byers	Kenneth A. Longacre
Fred D. Hafer

COMPENSATION DISCUSSION AND ANALYSIS

    This Compensation Discussion & Analysis addresses the following areas:

•	Compensation Committee.
•	Philosophy and objectives of executive compensation.
•	Elements of executive compensation.
•	Executive compensation design and decision-making process.
•	Executive compensation actions and decisions.

This discussion is intended to assist in understanding and evaluating the information set forth in this Proxy Statement in the sections captioned “Executive Compensation” and “Potential Payments upon Termination of Employment or a Change in Control.” These sections provide information on the compensation and benefits provided to National Penn's Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers in 2006. These persons are Chairman and Chief Executive Officer Wayne R. Weidner, Chief Financial Officer Gary L. Rhoads, President Glenn E. Moyer (promoted as part of National Penn’s management succession plan to CEO as of January 1, 2007), and Group Executive Vice Presidents Bruce G. Kilroy and Paul W. McGloin. Under National Penn’s bylaws, the Board of Directors designates either the Chairman or the President as Chief Executive Officer.

Compensation Committee

The Compensation Committee (the “Committee”) of National Penn’s Board of Directors is comprised of five directors--J. Ralph Borneman, Jr. (Chair), Robert L. Byers, Fred D. Hafer, Frederick P. Krott, and Kenneth A. Longacre. Each member is an independent director. See “Corporate Governance - Director Independence.”

Role of Committee

The Committee operates under a written charter reviewed and approved annually by the Board of Directors. A copy of this charter is available at www.nationalpennbancshares.com under Investor Relations: Governance Documents. The charter most recently was reviewed, amended, and approved by the Board on December 20, 2006.

The basic responsibilities of the Committee are to:

•	Develop executive compensation philosophy and strategy, including types and mix of compensation components in the total executive compensation package.
•	Develop procedures used in administering executive compensation.
•	Recommend to the Board of Directors the level of compensation for non-employee directors of National Penn.

•	Approve participation, performance measures, and performance parameters for awards under National Penn’s Long-Term Incentive Compensation Plan, annual Executive and Management Incentive Plans.
•	Review annual performance objectives for the CEO and conduct an annual evaluation of CEO performance.
•	Review and approve guidelines for employment and/or change-in-control agreements for executives.
•	Review and approve all executive officer promotions.
•	Recommend to the Board action regarding compensation for the Chairman and President of National Penn.

Committee Meetings

The Compensation Committee meets as often as necessary but at least three times per year. In 2006 the Committee met six times. The Committee Chair establishes each meeting agenda in conjunction with the CEO and the Corporate Secretary and other staff as appropriate. The Committee meets in executive sessions (without management present) as necessary, particularly when administering any aspect of the compensation program for the Chairman and/or President.

The Committee has authorization to engage outside advisors, including consultants and legal counsel as necessary to properly fulfill its role. The Committee generally has its outside compensation consultant attend its meetings. Materials for each meeting are generally provided in advance to Committee members for review. Materials may include the following:

•	Financial reports relevant to National Penn performance, including reports on performance measures used in various compensation plans.

•	Information on National Penn’s strategic objectives and future period budgets.

•	Tally sheets for various executive officers showing all forms of compensation.

•	Background information regarding any proposed changes to any component of executive or non-employee director compensation.

•	Peer group financial and executive and non-employee director compensation information.

Meeting minutes are presented, with a report by the Committee Chair, to the full Board of Directors for approval at subsequent Board Meetings.

Compensation Consultant

The Committee requests from time to time, usually annually, from various executive compensation consulting firms proposals to serve as the Committee’s compensation consultant. The Committee reviews, selects and hires the consulting firm which it deems best qualified to provide the services sought by the Committee. Generally, the Committee requests the consultant to provide peer executive and non-employee compensation data, expertise, and advice to the Committee on various matters brought before the Committee.

The Committee selected Mosteller & Associates, Inc., a human resource consulting firm, as its compensation consultant for 2005 and 2006, and again for 2007. Mosteller & Associates specializes in executive compensation in the financial services industry and has a client base in the mid-Atlantic region. Under the terms of its engagement, Mosteller & Associates may not perform other work for National Penn unless it is approved in advance by the Committee Chair and deemed not to be in conflict with the Committee’s responsibilities and Mosteller & Associates’ work for the Committee. Other work for National Penn that may be approved generally involves routine human resources assignments with company-wide application. In 2006, Mosteller & Associates carried out a routine salary administration research project for National Penn’s human resources department.

Role of Executives in Establishing Compensation

The Chairman and President each play a significant role in the compensation design and implementation process for all executive officer positions, excluding their own. Their roles include:

•	Making recommendations on performance targets, goals and objectives.

•	Evaluating executive performance.

•
Making recommendations regarding salary levels, corporate titles, base salaries, annual incentive plan categories, long-term incentive compensation awards, general awards, and employment terms for executives.

•	Providing background information for Committee meeting agenda items.

The Chairman and President generally attend Committee meetings, but not executive sessions of the Committee. Periodically, other executive officers may attend Committee meetings as well, generally to provide reports and information on agenda topics.

Philosophy and Strategy of Executive Compensation

The primary philosophy and strategies in National Penn’s executive compensation program are to:

•	Attract and hire new executive team members primarily from within the competitive financial services industry.

•	Retain and motivate executives whose knowledge, skills, and performance are critical to National Penn’s success.

•	Align the interests of executives and shareholders by motivating and rewarding executives for increases in shareholder value.

•
Provide a total compensation package for executive officers that is competitive in the marketplace, but weighted toward variable pay based on overall corporate, business unit and individual performance, and which contributes to and creates shareholder value.

•	Foster a shared commitment and teamwork ethic among executive officers by coordinating company-wide, division, and individual goals.

The Committee reviews, updates and approves annually a statement of its Executive Compensation Philosophy and Strategy (summarized above). The most recent statement was approved on January 24, 2007.

Peer Group for Compensation Comparison

National Penn annually reviews financial services organizations to select peers for comparison in compensation matters. This peer group is comprised of diversified financial services companies, with emphasis on companies located in the mid-Atlantic region with assets in the general range of National Penn’s assets. This peer group changes periodically due to mergers, performance, size, and geography. After peers are selected, the Committee generally benchmarks executives’ base salaries, annual incentive plan targets and levels, long-term incentive compensation targets and levels, all other compensation, and overall company performance results, with the peer group. The primary financial results of the peer group that are considered include return on equity, return on assets, and longer-term earnings per share growth. This direct peer comparison is the primary benchmarking source. However, in the interest of overall market awareness, the Committee receives and reviews other publicly available information and data throughout the year concerning executive compensation.

The peer group selected for comparison in 2006 included the following financial services companies, with assets ranging from approximately $2 billion to over $12 billion:

Chittenden Corp.	Provident Bankshares Corp.
Community Banks, Inc.	S & T Bancorp, Inc.
First Commonwealth Financial Corp.	Sterling Financial Corp.
First Midwest Bancorp., Inc.	Susquehanna Bancshares, Inc.
FNB Corp.	United Bankshares, Inc.
Fulton Financial Corp.	Univest Corp. of PA
Harleysville National Corp.	Valley National Bancorp.
Omega Financial Corporation

Most of the companies in this peer group historically have been mid-to-high performance financial services organizations. National Penn’s historical financial performance, as compared to this group, generally has been a mid-to-upper range performance in terms of:

•	return on equity (net income divided by shareholders’ equity),

•	return on assets (net income divided by total assets), and

•	longer-term earnings per share growth (the increase in earnings per share over a multiple year period).

The Committee targets total executive compensation to be in the middle of this peer group, assuming mid-range financial performance is achieved by National Penn. It seeks to achieve this goal by setting relatively lower-range base pay and providing higher-range annual incentive and long-term incentive opportunities.

Objectives of Executive Compensation Program

All components of executive compensation are designed to enable National Penn to attract, retain, and motivate high-performing executives who can achieve strong, longer-term financial success for National Penn. Performance measures utilized in executive compensation are intended to align award levels with National Penn’s success in achieving annual and long-term business strategies consistent with shareholder return. If National Penn performs well and shareholder value increases, award levels are to be strong. If National Penn underperforms, award levels are to be low or non-existent. The Committee intends for executive compensation to tie executives’ financial interests to those of National Penn’s shareholders.

The base pay structure for executives is designed and implemented to provide regular compensation at a lower-end market competitive level. Base pay plays a role in attracting and retaining executives and also forms the basis for award calculation under the Executive Incentive Plan, an annual performance-based incentive plan, and for employee benefits in the general benefits program at National Penn.

Total compensation is targeted at the mid-range of peer group levels. To achieve this with a base pay program targeted at the lower end of the peer group, the award levels under the Executive Incentive Plan and the long-term incentive compensation program are established at the higher end of the peer group range. The Committee believes that this mix of lower fixed pay and higher variable pay provides a strong motivation for strong executive performance and resultant company performance.

The Executive Incentive Plan provides award levels that vary, based on the level of company performance. Generally, no annual incentive plan awards have been paid in the past unless National Penn, at a minimum, achieves higher earnings per share than in the prior year. This was accomplished in 2006 and is required for awards to be made for 2007. Award levels are targeted at the higher side of peer group award levels for comparable performance. Award levels are based primarily on total company performance with a modest award pool available for exceptional individual performance. The measure for company performance for 2005, 2006, and again in 2007, is growth in earnings per share. Award levels increase in the plan as the performance level increases.

There is an additional component of the Executive Incentive Plan that has executive retention as its primary objective. Each year the Committee determines a percentage of the Executive Incentive Plan awards that must be deferred for five years. This award generally will vest after the five-year period ends, assuming the executive is still in National Penn’s employ. At that time, the deferred amount, plus interest, is matched by National Penn and paid out to the executive.

The objectives of the Long-Term Incentive Compensation Plan (approved by shareholders in 2005) focus on, and seek to reward, long-term financial performance for National Penn, through a direct correlation with shareholder return. Historically, National Penn has granted nonqualified stock options to its executive officers as long-term incentive compensation. The Committee has continued this practice under the Long-Term Incentive Compensation Plan. Its practice is to grant stock options at the end of the year, taking into account an individual’s performance in the year about to end, as well as opportunities for the individual to perform in the year about to begin. A multiple-year vesting cycle is intended to encourage a long-term perspective on performance and a commitment to employment at National Penn. Generally, stock option awards are made at a level toward the top of the range of economic value for long-term incentive compensation awards of the peer group. Other compensation vehicles are also available in National Penn’s Long-Term Incentive Compensation Plan, including other equity-based and non-equity based award types. Overall, the objective of long-term incentive compensation awards is to tie the interests of executive officers directly to increases in shareholder value.

While executive officers are not required to retain all or some portion of shares of National Penn common stock acquired upon the exercise of stock options, they are required to meet stock ownership guidelines as established by the Board of Directors. Messrs. Weidner and Moyer meet the guideline applicable to them (three times base salary) as do Messrs. Rhoads, Kilroy and McGloin (two times base salary). For further information on these guidelines, see the section of this proxy statement captioned “Stock Ownership - Guidelines.”

National Penn also offers supplemental benefits to certain of its executive officers. These supplemental benefits are intended to be market competitive. They provide a level of welfare and retirement benefit higher than that provided generally under the company-wide benefit program. The most significant supplemental benefit is the supplemental executive retirement plan (SERP) benefit for Messrs. Weidner and Moyer. In addition to being market competitive, the objective of these benefits is to restore and supplement the level of retirement benefits provided in National Penn’s defined benefit pension plan and defined contribution 401(k) plan due to limitations in the Internal Revenue Code.

An additional component of the executive relationship with National Penn intended to attract and retain key executive officers is the employment agreement and/or change-in-control agreement. For the CEO, in addition to being market competitive, a comprehensive employment agreement supports a long-term commitment to each other between National Penn and the executive, as well as a long-term perspective in the executive’s leadership of National Penn. It also provides National Penn with valuable non-competition and non-solicitation restrictions on the executive should his employment as CEO terminate under certain conditions. For the CEO as well as other executive officers, a change-in-control benefit supports retention of key executives during potential merger and acquisition discussions and permits such discussions to take place without distraction due to personal concerns, to the potential betterment of shareholders.

Elements of Executive Compensation

The primary elements of executive compensation at National Penn are:

•	base pay,
•	annual performance-based incentive plan (the Executive Incentive Plan), and
•	a long-term incentive compensation plan (the Long-Term Incentive Compensation Plan).

Additional elements are supplemental benefits, personal benefits, and retirement programs. The objectives of these elements are reviewed above. This section reviews the details of each element.

Base salaries are paid to executive officers on a bi-weekly basis, and are reviewed annually at year-end by the Committee. The Committee determines if any base pay changes should be made for executive officers. Base pay changes for the Chairman and President approved by the Committee are subject to approval by the Board of Directors in executive session. Base pay changes for other executive officers take into account recommendations of the CEO. Any base pay change is normally determined after considering:

•	the executive’s current base pay position relative to the peer group,
•	the individual’s performance for the prior year,
•	how the individual’s current base pay relates to that for other internal positions as a matter of equity and fairness, and
•	the overall base pay increase budgeted by National Penn for that year.

While there is no specific percentile objective for base pay compared to market levels, base pay is intended to be in the lower range of the competitive market levels. There are currently no specific salary grades or levels for any executive officer positions, as market data takes the place of a range.

The Executive Incentive Plan provides the opportunity for annual incentives to be awarded to executive officers for one-year corporate performance. The Committee, with input from the Chairman and President, annually reviews all components of the Plan, including participation, performance measures, award levels, and all other administrative features. At the beginning of the year, the Committee approves design parameters reflecting the needs of the plan and National Penn for each year. The Plan has three levels of participation, Categories A, B, and C:

•
Category A generally includes the Chairman and the President only and has the highest award potential. It is based on company-wide performance only, with a periodic opportunity for the Committee to award an additional incentive amount based on individual performance.

•
Category B generally includes the CFO and the other most senior executive officers with company-wide managerial responsibilities. Category C generally includes other National Penn senior officers. For Category B participants, the majority of the award opportunity depends on overall corporate performance with a smaller portion depending on individual or functional area performance. For Category C participants, half of the award opportunity is based on overall corporate performance with the other half based on individual or functional area performance.

National Penn’s performance parameter may be one or more financial performance measures. Earnings per share has been the principal measure used since 2004 and is consistent with National Penn’s long-term strategic plan of earnings per share growth. There are generally three to five performance points in the plan:

•	The minimum EPS is the “Threshold” target. Below this target, no award to any participant will be made.

•
There is an “Optimum” EPS target, which is an aggressive target only to be achieved through exceptional performance. Performance above “Optimum” is awarded with additional incentives but at a nominally increasing level.

•	Between “Threshold” and “Optimum” are generally two or more interim target performance levels. These may relate to National Penn’s budgeted EPS for the year or represent another level of performance.

Awards begin at “Threshold” performance and increase to a highly competitive level at “Optimum” performance. Awards are interpolated for any EPS performance level between any target points on the award schedule. Awards for company performance are fixed percentages of base pay and awards for individual and/or functional area performance are paid from a pool determined as a percentage of the overall company award amount. Awards are generally paid in February after the year’s results have been determined.

A final feature of the Executive Incentive Plan is the mandatory deferral award. Assuming company performance results in awards being made under the Plan and that the Committee has determined a mandatory deferral percentage at the beginning of the year, all Plan participants receive an additional deferred award equal to the pre-determined percentage of their cash award. This amount is deferred on the day when the cash award is paid and remains unvested and deferred, subject to forfeiture, until five years after the deferral date. Interest is credited to the balance at a money market rate. At the end of the deferral period, the balance in the account is matched by National Penn, and the entire amount is paid to the participant in cash. There is no partial vesting of this award; the participant must be employed continuously during the entire deferral period. The only exceptions are for the participant’s death, disability, retirement at age 60 or later, or a change-in-control of National Penn. In these situations the balance is matched, vested, and paid in accordance with the terms of the Plan.

The Long-Term Incentive Compensation Plan is the third major component of compensation for senior officers at National Penn. This plan was approved by National Penn shareholders in 2005. It provides a variety of long-term compensation vehicles to be awarded by the Committee. These vehicles include:

•	stock options, both qualified (those that qualify as incentive stock options under Section 422 of the Internal Revenue Code) and non-qualified,
•	stock appreciation rights,
•	restricted stock grants,
•	restricted stock units, and
•	other types of multiple-year performance programs.

Each year, the Committee receives recommendations from the Chairman and President and then determines the type or types of vehicles to be awarded. In determining the type of award to be granted, the Committee considers a number of factors including:

•	the number of shares available under the Plan,
•	the economic value of any award compared to awards made in the competitive market,
•	possible dilution to shareholders, and
•	cost to National Penn of any award.

The Committee also determines all other terms of the awards for any year, including any performance parameters/restrictions, any vesting schedule, participation, and the duration of the award. If the awards are equity-related, the Committee determines the number of shares per participant, exercise price (if an option, not less than the closing market price on the date of grant), expiration date, and all other provisions of the award on the date of grant.

The Committee’s practice is to make equity incentive compensation awards under the Plan using a regular process that includes the following:

•	Awards are only made at in-person or telephonic Committee meetings on fixed meeting dates specified at least two weeks in advance.

•	Awards are made to executive officers at the same meeting as for all other officers who are to receive awards.

•
No Committee meeting will be held for the purpose of making awards in any calendar quarter before the date in that quarter on which National Penn publicly releases its financial results for the prior calendar quarter.

•	If the award is a stock option, it will have an exercise price equal to the closing market price of National Penn common stock on the date of grant.

•	All awards will require the affirmative vote of at least a majority of the Committee members.

•	Executive management will communicate the terms of awards to all recipients as quickly as possible after their approval by the Committee.

Historically, non-qualified stock option grants have been awarded to executive officers. Vesting has been established at twenty percent of the award each year over the first five years, and the expiration date has been established at ten years and one month from grant date. Other terms of stock option grants have included immediate vesting in the case of a change in control of National Penn and accelerated vesting for retirement, disability, and death. Every parameter of each grant under this Plan is detailed in an individual agreement with each participant.

The final components of executive compensation are supplemental benefits, personal benefits, and retirement programs.

•
Supplemental benefits included additional long-term disability coverage for Mr. Weidner, and a supplemental executive retirement plan (SERP) benefit for Messrs. Weidner and Moyer. The disability coverage for Mr. Weidner is primarily to cover the portion of the benefit intended for Mr. Weidner not provided by the all-employee group disability plan because of the maximum limit in that plan. The supplemental executive retirement benefit for Messrs. Weidner and Moyer is a defined benefit amount structured to pay a percentage (65%) of final average base salary as a retirement annuity for 15 years after retirement. This benefit is offset by benefits paid concurrently under National Penn’s defined benefit pension plan.

•
Personal benefits for 2006 included reimbursements for country club dues and assessments. These memberships principally facilitate job performance but also include personal use which is reimbursed by the individual. National Penn also pays the cost of spousal travel in connection with the attendance of certain executive officers at specified industry events.

•	Retirement programs are provided for National Penn employees generally, consisting of a defined benefit pension plan and a defined contribution 401(k) plan.

Under the Internal Revenue Code, compensation to executives of public companies in excess of  $1 million per year is not tax deductible if it is not “performance-based.” To the extent the Committee develops new executive compensation programs, it intends to structure them so that compensation will be deemed “performance based” under this Internal Revenue Code provision.

Executive Compensation Actions and Decisions

  Base Salary Changes

At the end of 2005, the Committee reviewed the recommendations of Messrs. Weidner and Moyer for base salary adjustments for other executive officers. Each other executive officer’s performance was noted and internal and external base pay equity was considered. The Committee approved the recommendations for an increase of 3% in base pay for those officers. The Committee, in executive session, reviewed Mr. Weidner’s and Mr. Moyer’s performance as well as internal and external base pay equity and determined a 3% base pay adjustment was appropriate for each of them, subject to approval by the Board of Directors in executive session, which approval was subsequently granted. For Messrs. Weidner and Moyer, the base pay adjustments were effective on January 1, 2006. For each other executive officer, the base pay adjustment was effective on the officer’s annual performance review date in 2006.

At the end of 2006, the Committee reviewed recommendations from Messrs. Weidner and Moyer for base salary adjustments for other executive officers. Executive performance and internal and external base salary equity was reviewed, and a 3.25% average increase was approved, as recommended, with each officer’s increase to take effect on the officer’s annual performance review date. These salary adjustments are consistent with average salary adjustments being made for employees generally at National Penn. In executive session, the Committee reviewed Mr. Weidner’s and Mr. Moyer’s performance plus internal and external base pay equity. National Penn’s management succession plan, in process, affected the base pay decisions for 2007. Under this succession plan approved by the Board of Directors and publicly announced in September 2006, Mr. Weidner, who will retire at the end of 2007, transitioned from Chairman and CEO to Chairman as of January 1, 2007. Coupled with this change was Mr. Moyer’s promotion to CEO also effective January 1, 2007. In recognition of these changes, the Committee approved the Chairman’s base pay for 2007 at $405,579, unchanged from 2006, and the President’s base salary at $385,300, as compared to base pay in 2006 of $324,480. These 2007 base pay amounts for Messrs. Weidner and Moyer were subsequently approved by the Board of Directors in executive session.

At the end of 2006, the Committee also reviewed the practice of reimbursement for country club dues and assessments of certain executive officers. The Committee decided to discontinue this practice, effective January 1, 2007. In conjunction with this change, the Committee approved a tax-adjusted base salary adjustment effective for January 1, 2007 for each affected executive officer, including Messrs. Weidner, Moyer, Kilroy and McGloin. The Board of Directors approved in executive session these salary adjustments for Messrs. Weidner and Moyer.

Executive Incentive Plan

At the beginning of 2006, the Committee approved the awards payable for 2005 under the performance goals and award schedule set by the Committee at the beginning of 2005 under the Executive Incentive Plan. The Committee approved the individual performance and corporate award portions for executive officers recommended by the Chairman and President and decided to award an individual award of 15% of the corporate performance award to the Chairman and President in addition to the corporate award. The Committee approved additional deferral awards under the Plan of 33% of the cash awards, as set at the beginning of 2005. All awards were consistent with the award schedule approved under the Plan in early 2005 for that Plan year.

Also at the beginning of 2006, the Committee approved performance goals and an award schedule under the Executive Incentive Plan for 2006. This again was based on earnings per share targets. The targets (as adjusted for the 3% stock dividend issued on September 30, 2006) were:

•	a “Threshold” target of $1.17,
•	a “Market” target of $1.29,
•	a “National Penn Budget” target of $1.43 to $1.45,
•	a “National Penn” target of $1.46 to $1.48, and
•	an “Optimum” target of $1.57.

For 2006, as compared to 2005, the award levels for each performance target were generally decreased by 12.5%; the individual award discretionary pool was decreased from 20% to 5%; and the deferral award opportunity was decreased from 33% to 10%. All of these adjustments applied to performance levels from “Threshold” up to the “National Penn Budget” target level, at which point the award levels became the same as in the prior year. These adjustments were made in recognition of the difficult operating environment anticipated for the financial services industry in 2006, expected to result in a decrease in peer group performance and therefore, a decrease in peer group award levels for 2006.

In January 2007, the Committee reviewed Plan results for 2006 performance. National Penn achieved EPS performance of $1.33 in 2006 which fell between the “Market” and “National Penn Budget” targets (as adjusted for the 3% stock dividend issued in September 2006). The Committee approved, subject to Board approval in executive session, awards for Messrs. Weidner and Moyer per the Plan’s award schedule (entirely based on National Penn’s 2006 diluted earnings per share), and with mandatory deferral amounts of 10% of the cash awards. The awards to Messrs. Weidner and Moyer were subsequently approved by the Board in executive session. The Committee approved awards for Messrs. Rhoads, Kilroy and McGloin per the Plan’s award schedule (80% based on National Penn’s 2006 diluted EPS and 20% based on the individual’s business unit performance in 2006), with no discretionary individual awards made to them. The Committee also approved mandatory deferral awards for all other Plan participants, including Messrs. Rhoads, Kilroy and McGloin, at 10% of their cash awards. All awards were consistent with the award schedule approved under the Plan in early 2006 for the 2006 Plan year.

Also in January 2007, under the Executive Incentive Plan, the Committee approved the EPS targets and an award schedule for the 2007 plan year. The “Threshold” target is set at 2006 actual performance, and the different target levels reflect “Budget” performance, a “Stretch Budget” performance and an “Optimum” level of EPS achievement.

Long-Term Incentive Compensation Plan

In December 2006, the Committee made incentive compensation awards to key officers, including executive officers, under National Penn’s Long-Term Incentive Compensation Plan. First, the Committee considered whether to continue National Penn’s past practice of making long-term incentive compensation awards in the form of nonqualified stock option grants given that expensing of stock option grants is now required under applicable accounting rules (SFAS No. 123(R)). The Long-Term Plan provides a variety of incentive compensation vehicles in addition to stock options (as discussed earlier). The Committee decided to follow management’s recommendation and to continue with stock option grants, as it believes stock options have contributed to National Penn’s achieving its earnings record since the first use of options in 1987, and they are well understood by the senior management team. In addition, SFAS No. 123(R) generally equalizes the accounting treatment for various incentive vehicles; it does not make incentive vehicles other than stock options a clearly preferred choice.

The Committee then reviewed Mr. Moyer’s recommendations for awards under the plan for officers other than Mr. Weidner and Mr. Moyer. Mr. Moyer’s recommendations were the result of a structured process in which he received input and recommendations from other senior officers, including individual and business unit performance evaluations for 2006, and also taking into account past option grants, options and shares outstanding, potential dilution, National Penn’s overall financial performance and peer group marketplace data. These recommendations were to grant non-qualified stock options for a total of 341,250 shares to 113 officers, including options for 11,500 shares to Mr. Rhoads, options for 11,500 shares to Mr. Kilroy, and options for 12,000 shares to Mr. McGloin. As recommended, the grants would have a five year, 20% per year vesting schedule and a term of 10 years and one month from date of grant. These grants were approved by the Committee on December 4, 2006. Each option has an exercise price of $20.57 per share, the closing market price of National Penn common stock on December 4, 2006.

Also on December 4, 2006, the Committee discussed in executive session the awards to be made to Messrs. Weidner and Moyer. The Committee approved an award to Mr. Weidner of options for 50,000 shares, which was consistent with historic grants for his position. The Committee approved an award to Mr. Moyer of options for 47,500 shares, which was a material increase from prior year grants in recognition of his promotion to CEO effective January 1, 2007. All terms of these two grants were the same as the other grants made on December 4, 2006, as described above.

Retirement Programs

In January 2006, the Board of Directors, acting upon the recommendation of the Committee, approved a restructuring of the retirement benefits package for National Penn employees, as part of an overall strategy for National Penn to remain both a financially strong company and a competitive employer. As a result, National Penn’s defined benefit pension plan was amended effective April 1, 2006 to provide that pension benefits will be based on a 2-part benefit calculation:

•	A benefit earned as of March 31, 2006 under the terms of the pension plan as effective on that date; and
•	A benefit earned from and after April 1, 2006, based on an employee’s plan compensation not to exceed $50,000 per year.

At the same time, National Penn’s Capital Accumulation Plan, a defined contribution 401(k) plan, was amended to add a discretionary profit sharing account initially utilizing the same earnings per share target as National Penn’s Executive Incentive and Management Incentive Plans.

These changes applied to National Penn employees generally, although the cap on compensation considered for benefit accrual under the pension plan adversely affected executive officers more so than other employees.

Employment Agreements

  In May 2005, the Committee approved, subject to full Board approval in executive session, amending the employment agreement with Mr. Moyer to increase the term of his supplemental executive retirement plan (SERP) benefit from ten years to fifteen years. This was done in order to provide Mr. Moyer with a SERP benefit generally equivalent to the SERP benefit then held by Mr. Weidner. This also was intended to reinforce National Penn’s retention of Mr. Moyer, given the competitive marketplace and National Penn’s need to address management succession issues. There were also internal equity issues at National Penn that had arisen due to SERP contracts in place with other officers which had been granted to them prior to National Penn’s acquisition of their companies. This amendment was approved by the Board of Directors in executive session and entered into in May 2005.

    Also in May 2005, the Committee began a more general review of the employment agreements with Messrs. Weidner and Moyer. This review also addressed the change-in-control agreements with various executive officers, including Messrs. Rhoads, Kilroy and McGloin. In part, this review was initiated due to the newly adopted deferred compensation provisions (Section 409A) of the Internal Revenue Code. Also, there was a need to review the market competitiveness of the employment agreements and to update the analysis of the impact of Internal Revenue Code Section 280G on the change-in-control benefits intended to be provided by these agreements.

The Committee, with subsequent Board approval in executive session, approved Section 409A compliance amendments in January 2006 for the employment agreements with Messrs. Weidner and Moyer. These amendments did not have a material impact on the benefits or terms of these agreements.

      The employment agreements with Messrs. Weidner and Moyer each included a severance benefit in the event of “change-in-control.” This benefit was a multiple of “compensation” which, as defined, included all taxable compensation in a multiple-year period preceding the change-in-control, including gains on the exercise of stock options. Accordingly, the potential benefit generated from this calculation was at the high end of the competitive marketplace. In contrast, the Committee’s outside compensation consultant advised that most of the peer group financial services organizations defined “compensation” for change-in-control severance benefits as an average of base pay and annual bonus for a prior year average period and did not include in the computation the appreciation in value of any long-term incentive awards.

      Under Section 280G of the Internal Revenue Code, an executive may incur a substantial excise tax liability and the employer may have limited deductibility for the payment of a change-in-control benefit. Because of this tax provision and the definition of “compensation” contained in the employment agreements with Messrs. Weidner and Moyer, their employment agreements also included a “cut-back” provision. If the cash severance amount upon a change-in-control would exceed the Section 280G limit, the amount of cash severance would be reduced to a level within the Section 280G limit (the “cut-back”).

      Based on projections and calculations supplied by the Committee’s compensation consultant, the Committee determined that the Chairman’s Section 280G limit had little impact on the benefits intended to be provided to him. This was primarily because of his proximity to retirement. However, the President’s cash severance benefits upon a change-in-control would have been materially reduced, possibly as much as 30-50%, because of the “cut-back” provision in his employment agreement. The Committee determined that this reduction in cash benefit was not the intent of the employment agreement with Mr. Moyer, but also recognized that the definition of “compensation” had the potential to be highly competitive. In May 2006, the Committee and Mr. Moyer agreed to revise the definition of “compensation” to include only base salary and annual bonus in the average pay calculation and to add an additional amount to the cash severance payment, a taxable “gross-up” of the benefit if the 280G limit would negatively impact the cash severance payment. The tax “gross-up” was designed to have the severance amount return to the original design level of 2.99 times average annual compensation. This amendment was approved by the full Board of Directors in executive session and then entered into in June 2006.

The change-in-control agreements of other executive officers, including Messrs. Rhoads, Kilroy and McGloin, were also amended in 2006 to delete the “cut-back” provision and instead provide a taxable “gross-up” if the change-in-control cash severance benefits would be limited by Section 280G. Because this benefit is calculated at two times average annual compensation for these three officers, well below the Section 280G limit of three times average annual compensation, the likelihood of Section 280G actually affecting the cash severance benefits for these officers is minimal.

Another material amendment to Mr. Moyer’s employment agreement in 2006 was a change to the supplemental executive retirement plan (SERP) benefit. Previously, the SERP provided a predetermined vesting schedule with partial acceleration in vesting for a change-in-control. The Committee noted that other components of executive compensation, such as stock options, were structured to accelerate vesting to 100% upon a change-in-control event. In consideration of consistency and intending to provide a market competitive SERP benefit for Mr. Moyer, the Committee approved, subject to approval by the full Board of Directors meeting in executive session, amending Mr. Moyer’s employment agreement to accelerate the vesting of the SERP benefit 100% upon a change-in-control. This amendment was approved by the full Board of Directors in executive session and then entered into in June 2006.

Summary

The Committee feels that the total executive compensation program is well balanced among the several components, with performance measures which support National Penn’s goals, objectives and strategies. The level of awards in the incentive components are competitive in the marketplace and the other elements of the executive’s compensation relationship with National Penn, such as an employment agreement, are structured to be mutually beneficial to National Penn’s shareholders and to the respective executives.

Summary Compensation Table

The following table summarizes the total compensation for 2006 for National Penn’s Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers in 2006. These persons are Chairman and Chief Executive Officer Wayne R. Weidner, Chief Financial Officer Gary L. Rhoads, President Glenn E. Moyer (promoted as part of National Penn’s management succession plan to CEO as of January 1, 2007), and Group Executive Vice Presidents Bruce G. Kilroy and Paul W. McGloin.

SUMMARY COMPENSATION TABLE
(For fiscal year ended December 31, 2006)

Name and Principal Position (a)	Year (b)	Salary ($) (c)(2)	Bonus ($) (d)(3)	Stock Awards ($) (e)	Option Awards ($) (f)(4)	Non-Equity Incentive Plan Compensation ($) (g)(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) (h)(6)	All Other Compensation ($) (i)(7)	Total ($) (j)
Wayne R. Weidner (1) Chairman and Chief Executive Officer	2006	405,579	0	0	364,333	167,346	360,226	81,947	1,379,431
Gary L. Rhoads Group Executive Vice President and Chief Financial Officer	2006	167,422	0	0	64,272	45,433	32,503	24,161	335,7971
Glenn E. Moyer (1) President; also President and Chief Executive Officer of National Penn Bank	2006	324,480	0	0	226,724	133,883	157,430	54,140	898,6637
Bruce G. Kilroy Group Executive Vice President	2006	198,422	0	0	64,272	53,612	22,844	43,846	385,002
Paul W. McGloin Group Executive Vice President	2006	198,206	0	0	64,015	53,182	16,177	21,561	353,141

(1)	On January 1, 2007, in accordance with National Penn’s management succession plan, Mr. Weidner transitioned to Mr. Moyer the position of National Penn Chief Executive Officer.

(2)
Amounts reported do not include automobile and telephone allowances furnished by National Penn to facilitate job performance. While these amounts are included in each individual’s taxable income because they have an inherent personal use component, they are reported in this table under the column captioned “All Other Compensation.”

(3)	No discretionary bonus awards were made for 2006.

(4)	Amounts reported are stock option expense for each individual recognized by National Penn in its income statement for 2006 in accordance with SFAS No. 123(R).

(5) Amounts reported are total awards for each individual for 2006 under the Executive Incentive Plan. Components of these awards are as follows:

	Company-Wide Financial Performance	Individual Business Unit Financial Performance		10% Mandatory Deferral Award	Total Award
Wayne R. Weidner	$152,133	$	N/A	$15,213	$167,346
Gary L. Rhoads	33,717		7,586	4,130	45,433
Glenn E. Moyer	121,712		N/A	12,171	133,883
Bruce G. Kilroy	39,376		9,362	4,874	53,612
Paul W. McGloin	39,467		8,880	4,835	53,182

(6) Earnings in 2006 on deferred compensation were computed at a market rate and are reported in the table captioned
“Non-Qualified Deferred Compensation.” Amounts reported are the increase in 2006 in the present value of the accumulated benefit for each individual under National Penn’s defined benefit pension plan, and under supplemental executive retirement plan (SERP) benefits for Messrs. Weidner and Moyer, as follows:

	Defined Benefit Pension Plan	S E R P	Total
Wayne R. Weidner	$128,780	$231,446	$360,226
Gary L. Rhoads	32,503	N/A	32,503
Glenn E. Moyer	21,592	135,838	157,430
Bruce G. Kilroy	22,844	N/A	22,844
Paul W. McGloin	16,177	N/A	16,177

(7) Amounts reported for each individual are as follows:

	Company “Match” for 401(k) Plan	Imputed Value of Life Insurance Benefits	Automobile and Telephone Allowances	Long-Term Disability Insurance Premiums	Company “Match” in Payout of 2001 Mandatory Deferral Amounts	Reimbursement for Country Club Dues and Assessments (A)	Spousal Travel (B)	Total

Wayne R. Weidner	$7,500	$2,561	$12,600	$1,512	$45,770	$10,200	$1,804	$81,947.00
Gary L. Rhoads	4,464	323	360	N/A	18,109	0	905	24,161
Glenn E. Moyer	7,500	889	12,000	N/A	26,551	7,200	0	54,140
Bruce G. Kilroy	5,752	624	8,520	N/A	20,438	7,500	1,012	43,846
Paul W. McGloin	5,725	1,316	8,520	N/A	0	6,000	0	21,561

(A) National Penn reimbursed certain officers for country club dues and assessments in 2006, where club memberships are maintained and used for business entertainment, but may also be used for personal use.

(B) National Penn’s policy is to pay the travel cost for spouses of certain executive officers to attend certain specific industry events.

Grants of Plan-Based Awards Table

The following table shows information on grants during 2006 of Plan-based awards to Messrs. Weidner, Rhoads, Moyer, Kilroy and McGloin.

GRANTS OF PLAN-BASED AWARDS
(For fiscal year ended December 31, 2006)

Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payments Under Equity Incentive Plan Awards			All Other Stock Awards: No. of Shares of Stock or Units (#) (i)	All Other Option Awards: No. of Securities Underlying Options (#) (j)(2)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)(3)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)

Wayne R. Weidner	1/25/06	$70,976	$177,643	$243,347	-	-	-	-	-	-
	12/4/06	-	-	-	-	-	-	-	50,000	$20.57	$318,170

Gary L. Rhoads	1/25/06	$22,308	$50,406	$68,116	-	-	-	-	-	-
	12/4/06	-	-	-	-	-	-	-	11,500	$20.57	$73,179

Glenn E. Moyer	1/25/06	$56,782	$142,117	$194,680	-	-	-	-	-	-
	12/4/06	-	-	-	-	-	-	-	47,500	$20.57	$302,262

Bruce G. Kilroy	1/25/06	$26,052	$58,865	$79,548	-	-	-	-	-	-
	12/4/06	-	-	-	-	-	-	-	11,500	$20.57	$73,179

Paul W. McGloin	1/25/06	$26,112	$59,000	$79,730	-	-	-	-	-	-
	12/4/06	-	-	-	-	-	-	-	12,000	$20.57	$76,361

(1)
Amounts reported are the following percentages of base salary for 2006, based solely on achievement of National Penn’s company-wide financial performance goals for 2006, all as established by the Compensation Committee under National Penn’s Executive Incentive Plan in January 2006:

•	Messrs. Weidner and Moyer - 17.5%, 43.8%, and 60%, respectively.
•	Messrs. Rhoads, Kilroy and McGloin - 13.1%, 29.6%, and 40%, respectively.

These amounts include additional amounts which could be awarded to Messrs. Rhoads, Kilroy and McGloin under the Executive Incentive Plan for individual business unit performance in 2006. No additional amounts could be awarded to Messrs. Weidner or Moyer as their awards are entirely based on National Penn’s achievement of its company-wide financial performance goals for 2006. These amounts also do not include additional amounts subject to mandatory deferral under the Executive Incentive Plan (10% of the individual’s award at “Threshold” or “Market” performance or 33% of the individual’s award at “Maximum” performance).

Amounts actually awarded in January 2007 for 2006 performance are reported in the Summary Compensation Table under the caption “Non-Equity Incentive Plan Compensation”.

For further information on the Executive Incentive Plan, see the “Compensation Discussion and Analysis” portion of this proxy statement.

(2)
Each option becomes exercisable, if the holder remains an employee after the grant date, as follows: 20% per year on the first through fifth anniversary dates of the grant. All options are non-qualified stock options. Each option is transferable under specified conditions.

National Penn's stock compensation plan provides that all options must be granted with an exercise price that equals or exceeds the closing market price of the stock on the date of grant.

If the optionee terminates employment voluntarily other than for retirement at age 60 or later, the non-vested portion of any option will lapse immediately and the unexercised vested portion of any option will lapse no later than three months after termination of employment. If employment terminates upon retirement at age 60 or later, disability, death, or involuntarily but not for “cause”, the nonvested portion of any option will vest immediately and the option, to the extent remaining unexercised, will lapse no later than five years after termination of employment. If employment terminates for "cause," all unexercised options lapse immediately.

(3)
Based upon the Black-Scholes option valuation model, which estimates the present dollar value of National Penn's common stock options to be $6.36 per share under option. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance the value realized will be at or near the value estimated by the Black-Scholes model. The assumptions underlying the Black-Scholes model include: (a) an expected volatility of 34.21%; (b) a risk-free rate of return of 4.44%, which equals the zero-coupon Treasury rate for bonds approximating the expected term of the option as of its grant date; (c) National Penn's average common shares dividend yield of 3.26% on the grant date; (d) an expected term of 8 years; and (e) an expected turnover of 5.0%.

Outstanding Equity Awards at Year-End Table

The following table shows information on outstanding equity awards (consisting entirely of non-qualified stock options) as of December 31, 2006 held by Messrs. Weidner, Rhoads, Moyer, Kilroy and McGloin.

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards (7)
(a) Name	(b) No. of Securities Underlying Unexercised Options (#) Exercisable	(c) No. of Securities Underlying Unexercised Options (#) Unexercisable	(d) Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#)	(e) Option Exercise Price ($)	(f) Option Expiration Date	(g) No. of Shares or Units of Stock That Have Not Vested (#)	(h) Market Value of Shares or Units of Stock That Have Not Vested ($)	(i) Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#)	(j) Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Wayne R. Weidner	88,655	-	-	$12.7550	1/11/08	-	-	-	-
	85,109	-	-	15.3854	1/14/09	-	-	-	-
	72,968	-	-	13.2017	1/1/10	-	-	-	-
	69,493	-	-	11.0530	1/7/11	-	-	-	-
	73,103	-	-	13.3675	1/6/12	-	-	-	-
	59,617	14,905[1]	-	15.0648	1/3/13	-	-	-	-
	44,554	29,703[2]	-	20.1010	1/2/14	-	-	-	-
	24,205	36,308[3]	-	22.1375	1/2/15	-	-	-	-
	10,300	41,200[4]	-	20.0291	1/1/16	-	-	-	-
	-	50,000[5]	-	20.5700	1/4/17	-	-	-	-

Gary L. Rhoads	15,113	-	-	$12.7550	1/11/08	-	-	-	-
	13,097	-	-	15.3854	1/14/09	-	-	-	-
	14,106	-	-	13.2017	1/1/10	-	-	-	-
	14,393	-	-	11.0530	1/7/11	-	-	-	-
	14,621	-	-	13.3675	1/6/12	-	-	-	-
	12,065	3,017[1]	-	15.0648	1/3/13	-	-	-	-
	9,173	6,116[2]	-	20.1010	1/2/14	-	-	-	-
	5,150	7,725[3]	-	22.1375	1/2/15	-	-	-	-
	2,266	9,064[4]		20.0291	1/1/16	-	-	-	-
	-	11,500[5]		20.5700	1/4/17

Glenn E. Moyer	9,053[6]	-	-	$6.7987	2/17/07	-	-	-	-
	18,644[6]	-	-	7.8057	1/2/08	-	-	-	-
	12,090	-	-	13.3878	2/4/09	-	-	-	-
	14,106	-	-	13.2017	1/1/10	-	-	-	-
	19,190	-	-	11.0530	1/7/11	-	-	-	-
	45,691	-	-	13.3675	1/6/12	-	-	-	-
	44,713	11,179[1]	-	15.0648	1/3/13	-	-	-	-
	33,420	22,281[2]	-	20.1010	1/2/14	-	-	-	-
	18,025	27,038[3]	-	22.1375	1/2/15	-	-	-	-
	7,725	30,900[4]	-	20.0291	1/1/16	-	-	-	-
	-	47,500[5]	-	20.5700	1/4/17	-	-	-	-

Bruce G. Kilroy	14,106	-	-	15.3854	1/14/09	-	-	-	-
	14,106	-	-	13.2017	1/1/10	-	-	-	-
	14,393	-	-	11.0530	1/7/11	-	-	-	-
	14,621	-	-	13.3675	1/6/12	-	-	-	-
	12,065	3,017[1]	-	15.0648	1/3/13	-	-	-	-
	9,173	6,116[2]	-	20.1010	1/2/14	-	-	-	-
	5,150	7,725[3]	-	22.1375	1/2/15	-	-	-	-
	2,266	9,064[4]	-	20.0291	1/1/16	-	-	-	-
	-	11,500[5]	-	20.5700	1/4/17	-	-	-	-

Paul W. McGloin	9,139	-	-	13.7685	1/6/12	-	-	-	-
	12,065	3,017[1]	-	15.0648	1/3/13	-	-	-	-
	9,173	6,116[2]	-	20.1010	1/2/14	-	-	-	-
	5,150	7,725[3]	-	22.1375	1/2/15	-	-	-	-
	2,266	9,064[4]	-	20.0291	1/1/16	-	-	-	-
	-	12,000[5]	-	20.5700	1/4/17	-	-	-	-

_____________________________

1 Stock options vest at the rate of 20% per year, with vesting dates of 12/3/03, 12/3/04, 12/3/05, 12/3/06, and 12/3/07.

2 Stock options vest at the rate of 20% per year, with vesting dates of 12/2/04, 12/2/05, 12/2/06, 12/2/07 and 12/2/08.

3 Stock options vest at the rate of 20% per year, with vesting dates of 12/2/05, 12/2/06, 12/2/07, 12/2/08 and 12/2/09.

4 Stock options vest at the rate of 20% per year, with vesting dates of 12/1/06, 12/1/07, 12/1/08, 12/1/09 and 12/1/10.

5 Stock options vest at the rate of 20% per year, with vesting dates of 12/4/07, 12/4/08 12/4/09, 12/4/10, 12/4/11.

6 Stock options issued in substitution for Elverson National Bank stock options, in accordance with the acquisition agreement dated July 21, 1998. On January 23, 2007, Mr. Moyer exercised the stock options for 9,053 shares with an expiration date of February 17, 2007, pursuant to a plan adopted on October 25, 2006 in accordance with SEC Rule 10b5-1 and approved by National Penn’s Board of Directors under its insider trading policy.

7 No stock awards are outstanding for any of these persons.

Options Exercised and Stock Vested

The following table shows information about option exercises and stock awards vested during 2006 for Messrs. Weidner, Rhoads, Moyer, Kilroy and McGloin.

OPTIONS EXERCISED AND STOCK VESTED
(For fiscal year ended December 31, 2006)

	Option Awards		Stock Awards
Name (a)	No. of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c) (1)	No. of Shares Acquired on Vesting (#) (d) (2)	Value Realized on Vesting ($) (e)

Wayne R. Weidner	77,572	$945,138	-	-
Gary L. Rhoads	11,413	162,194	-	-
Glenn E. Moyer	-	-	-	-
Bruce G. Kilroy	-	-	-	-
Paul W. McGloin	-	-	-	-

(1) Represents the total market value of the underlying common shares on the date of exercise minus the total exercise price for the options exercised.

(2) No stock awards have been made to any of these persons.

Pension Benefits Table

The following table shows information on pension and supplemental non-qualified retirement benefits for Messrs. Weidner, Rhoads, Moyer, Kilroy and McGloin.

PENSION BENEFITS
(For fiscal year ended December 31, 2006)

Name (a)	Plan Name (b)	No. of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)

Wayne R. Weidner	Supplemental Executive Retirement Plan (1)	44	$2,320,181	-0-
	Defined Benefit Pension Plan (2)	43.5	$1,219,276	-0-

Gary L. Rhoads	Defined Benefit Pension Plan (2)	33.4	$293,893	-0-

Glenn E. Moyer	Supplemental Executive Retirement Plan (1)	11	$754,207	-0-
	Defined Benefit Pension Plan (2)	7	$111,480	-0-

Bruce G. Kilroy	Defined Benefit Pension Plan (2)	8.9	$126,073	-0-

Paul W. McGloin	Defined Benefit Pension Plan (2)	4.8	$71,569	-0-

(1)
Messrs. Weidner and Moyer each have a supplemental executive retirement plan (SERP) benefit as part of their employment agreements with National Penn. Each of these SERP provisions provides for a retirement annuity for 15 years for up to 65% of the individual’s final average base salary,  depending on the number of years served by the individual. When the individual, reaches age 65, the SERP will become fully vested (in Mr. Weidner’s case, after 45 years of credited service; in Mr. Moyer’s case, after 21 years of credited service). As of December 31, 2006, Mr. Weidner is 44/45 vested in his SERP benefit and Mr. Moyer is 11/21 vested in his SERP benefit. Depending on the circumstances of termination, Mr. Moyer’s SERP benefit may be accelerated in its vesting or be terminated. See “Potential Payments upon Termination of Employment or a Change in Control”  in this proxy statement. Any concurrent payments to either individual under National Penn’s defined benefit pension plan would be credited toward the SERP payments. Mr. Moyer’s employment agreement provides that deferred benefit pension plan payments and SERP payments must commence at the same time.

(2)
National Penn has a non-contributory, defined benefit pension plan generally covering employees of  National Penn and its subsidiaries who have reached 20½ years of age and completed 1,000 hours of service. The plan provides retirement benefits under pension trust agreements. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years during the last ten consecutive years of employment. Effective April 1, 2006, National Penn amended the defined benefit pension plan to substitute a formula capping the maximum annual participating salary at $50,000. Prior to the April 1, 2006 amendment, salary considered in determining a participant’s benefit was capped at $210,000 under applicable provisions of the Internal Revenue Code.

Non-Qualified Deferred Compensation Table

The following table shows information on non-qualified deferred compensation in 2006 for Messrs. Weidner, Rhoads, Moyer, Kilroy and McGloin.

NON-QUALIFIED
DEFERRED COMPENSATION (1)
(For fiscal year ended December 31, 2006)

Name (a)	Executive Contributions in Last FY ($) (b) (2)(4)	Registrant Contributions in Last FY ($) (c) (3)(4)	Aggregate Earnings in Last FY ($) (d) (5)	Aggregate Withdrawals/ Distributions ($) (e) (6)	Aggregate Balance at Last FYE ($) (f) (7)
Wayne R. Weidner	-0-	$75,469	$13,184	$42,052	$307,707
Gary L. Rhoads	-0-	20,959	4,068	16,638	94,947
Glenn E. Moyer	-0-	60,378	10,399	24,394	242,657
Bruce G. Kilroy	$18,352	24,469	10,497	18,777	245,004
Paul W. McGloin	-0-	24,526	5,075	-0-	118,461

(1)
National Penn’s Executive Incentive Plan is the only means available to executive officers to defer compensation other than National Penn’s Capital Accumulation Plan, a defined contribution 401(k) plan.   For information on the Executive Incentive Plan, see “Compensation Discussion and Analysis” in this proxy  statement.

(2)
Amounts reported are voluntary deferrals of incentive compensation awards for 2005 under the Executive Incentive Plan, which awards were determined in January 2006 at the close of Plan year 2005. Amounts reported would have been paid in cash in early 2006 but for the deferral election of the individual. Any percentage of an individual’s incentive compensation award payable in cash is subject to deferral at the election of the individual. No other compensation is subject to potential deferral by an individual.

(3)
Amounts reported are the five-year mandatory deferrals of incentive compensation awards for 2005 under  the Executive Incentive Plan. These amounts were equal to one-third of the total cash incentive compensation awards for 2005 under that Plan.

(4)
For Messrs. Weidner Moyer, Kilroy and McGloin, who were covered by the Summary Compensation Table  in the proxy statement for the 2006 annual meeting of shareholders, these amounts were included in the   “bonus” amounts reported for them in that table.

(5)
Amounts reported are interest amounts credited to deferred compensation account balances during 2006.    Interest was accrued at a money market rate, adjusted quarterly by National Penn, equal to the average of the money market rates offered by three major investment banking companies. During 2006, the annual interest rate was as follows: 1st quarter - 3.85 percent; 2nd quarter - 4.32 percent; 3rd quarter -  4.67 percent; and 4th quarter - 4.76 percent.

(6)
Amounts reported are the amounts of deferred compensation, plus accrued interest, paid out in January 2006 under the Executive Incentive Plan. This deferred compensation is the mandatory deferral award  under the Executive Incentive Plan for Plan year 2000. When paid out, these amounts were “matched”  100% by National Penn.

(7)
Amounts reported include the following amounts previously reported in the Summary Compensation Table in proxy statements for prior years: Mr. Weidner--$286,282; Mr. Moyer--$225,829; Mr. Kilroy--$204,426; and Mr. McGloin--$110,102. Mr. Rhoads was not covered by the Summary Compensation Tables in prior proxy statements. Amounts reported do not include amounts awarded in January 2007 for Plan year 2006 and  reported under the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table in this proxy statement.

Employment, Change-in-Control and Consulting Agreements

Wayne R. Weidner. Wayne R. Weidner, Chairman of National Penn, has an employment agreement with National Penn and National Penn Bank. This employment agreement superseded a 1989 agreement that provided Mr. Weidner with a supplemental executive retirement plan (“SERP”) benefit and a "change-in-control" benefit. The employment agreement continues through December 28, 2007.

Mr. Weidner's annual base compensation under the agreement is $425,529, effective January 1, 2007. Mr. Weidner is eligible for annual merit salary increases and awards of stock options, and he is entitled to participate in National Penn's Executive Incentive Plan and to participate in all health insurance and benefit plans, group insurance, pension or profit sharing plans or other plans providing benefits to National Penn employees generally. Mr. Weidner is also entitled to life insurance coverage and long-term disability insurance coverage paid for by National Penn, and the receipt of an automobile allowance of at least $850 per month.

The employment agreement continues the SERP benefit initially provided to Mr. Weidner in 1989. This is a retirement annuity for 15 years for up to 65% of his final average base salary, depending on the number of years he serves, based on his start date with National Penn 44 years ago and a normal retirement date at age 65 (45 years later). Any concurrent payments under National Penn's pension plan are credited toward the annuity payments.

Mr. Weidner's employment agreement also contains a "change-in-control" benefit. This benefit is exercisable by Mr. Weidner at any time within three years after a "change-in-control" of National Penn occurs. A “change-in-control” is deemed to have occurred:

•	If any person or group acquires beneficial ownership of National Penn’s securities representing 24.99% or more of the combined voting power of National Penn’s securities then outstanding;

•	If there is a merger, consolidation or other reorganization of National Penn Bank, except where the resulting entity is controlled, directly or indirectly, by National Penn;

•
If there is a merger, consolidation or other reorganization of National Penn, except where shareholders of National Penn immediately prior to consummation of any such transaction continue to hold at least sixty-one percent (61%) of combined voting power of the outstanding voting securities of the legal entity resulting from or existing after any such transaction, and at least sixty-one percent (61%) of the members of the Board of Directors of the legal entity resulting from or existing after any such transaction are former members of National Penn’s Board of Directors;

•
If there is a sale, exchange, transfer or other disposition of substantially all of the assets of National Penn Bank to another entity, except to an entity controlled, directly or indirectly, by National Penn;

•	If there is a sale, exchange, transfer or other disposition of substantially all of the assets of National Penn to another entity, or a corporate division involving National Penn; or

•
If there is a contested proxy solicitation of the shareholders of National Penn which results in the contesting party obtaining the ability to cast 25% or more of the votes entitled to be cast in an election of directors of National Penn.

National Penn may terminate the employment agreement at any time with or without "cause." “Cause” means either:

•	The executive’s conviction of, or pleas of guilty or nolo contendere to, a felony or a crime of falsehood or involving moral turpitude; or

•
Willful failure by the executive to substantially perform his duties to National Penn, other than a failure resulting from the executive’s incapacity as a result of disability, which willful failure results in demonstrable material injury and damage to National Penn, and which willful failure continues uncured after thirty (30) days notice containing specific written instructions relating to the matter.

The employment agreement may also be terminated by Mr. Weidner at any time, and will terminate by its terms upon Mr. Weidner’s disability or death. The employment agreement also contains non-solicitation, non-competition and non-disclosure provisions.

For information on payments to, and benefits for, Mr. Weidner upon termination of employment or a change-in-control of National Penn, see “Potential Payments upon Termination of Employment or a Change-in-Control” in this proxy statement.

Glenn E. Moyer. Glenn E. Moyer, President and Chief Executive Officer of National Penn and National Penn Bank, has an employment agreement with National Penn and National Penn Bank. This agreement superseded a 1999 agreement that provided Mr. Moyer with a "change-in-control" benefit.

The employment agreement provides for Mr. Moyer to continue service in his current executive position. The current term of the agreement is for three years from December 18, 2006 through December 17, 2009. Unless terminated, the employment agreement is automatically extended by adding one year to the term of the agreement at the end of each year, until Mr. Moyer reaches the age of 62, after which there will be no further extensions.

Mr. Moyer's annual base compensation under the agreement is $395,275, effective January 1, 2007. Mr. Moyer is eligible for annual merit salary increases and awards of stock options, and he is entitled to participate in National Penn's Executive Incentive Plan and to participate in all health insurance and benefit plans, group insurance, pension or profit sharing plans or other plans providing benefits to National Penn employees generally. Mr. Moyer is also entitled to life insurance coverage and long-term disability insurance coverage paid for by National Penn, and the receipt of an automobile allowance of at least $850 per month.

The employment agreement also provides Mr. Moyer with a supplemental executive retirement benefit plan (“SERP”) benefit. This is a retirement annuity for 15 years for up to 65% of his final average base salary, depending on the number of years he serves, based on his start date 11 years ago with National Penn (including service with Elverson National Bank, acquired by National Penn in 1999), and a normal retirement date at age 65 (21 years later). Payments due to him under National Penn's pension plan will be credited toward the annuity payments.

Mr. Moyer's employment agreement also contains a "change-in-control" benefit. This benefit is exercisable by Mr. Moyer at any time within three years after a "change-in-control" of National Penn occurs.
A “change-in-control” is deemed to have occurred:

•	If any person or group acquires beneficial ownership of National Penn’s securities representing 24.99% or more of the combined voting power of National Penn’s securities then outstanding;

•	If there is a merger, consolidation or other reorganization of National Penn Bank, except where the resulting entity is controlled, directly or indirectly, by National Penn;

•
If there is a merger, consolidation or other reorganization of National Penn except where shareholders of National Penn, immediately prior to consummation of any such transaction continue to hold at least sixty-one percent (61%) of combined voting power of the outstanding voting securities of the legal entity resulting from or existing after any such transaction, and at least sixty-one percent (61%) of the members of the Board of Directors of the legal entity resulting from or existing after any such transaction are former members of National Penn’s Board of Directors;

•
If there is a sale, exchange, transfer or other disposition of substantially all of the assets of National Penn Bank to another entity, except to an entity controlled, directly or indirectly, by National Penn;

•	If there is a sale, exchange, transfer or other disposition of substantially all of the assets of National Penn to another entity, or a corporate division involving National Penn; or

•
If there is a contested proxy solicitation of the shareholders of National Penn which results in the contesting party obtaining the ability to cast 25% or more of the votes entitled to be cast in an election of directors of National Penn.

National Penn may terminate the employment agreement at any time with or without "cause." “Cause” means either:

•	The executive’s conviction of, or pleas of guilty or nolo contendere to, a felony or a crime of falsehood or involving moral turpitude; or

•
Willful failure by the executive to substantially perform his duties to National Penn, other than a failure resulting from the executive’s incapacity as a result of disability, which willful failure results in demonstrable material injury and damage to National Penn, and which willful failure continues uncured after thirty (30) days notice containing specific written instructions relating to the matter.

The employment agreement may also be terminated by Mr. Moyer at any time and will terminate by its terms upon Mr. Moyer’s disability or death. The employment agreement also contains non-solicitation, non-competition and non-disclosure provisions.

For information on payments to, and benefits for, Mr. Moyer upon termination of employment or a change-in-control of National Penn, see “Potential Payments upon Termination of Employment or a Change-in-Control” in this proxy statement.

Gary L. Rhoads, Bruce G. Kilroy and Paul W. McGloin. Gary L. Rhoads, Group Executive Vice President and Chief Financial Officer of National Penn, Bruce G. Kilroy, National Penn Group Executive Vice President-Financial Services/Enterprisewide Image, and Paul W. McGloin, National Penn Group Executive Vice President and Chief Lending Officer have "change-in-control" agreements with National Penn and National Penn Bank.

The benefits provided by these agreements become payable if two events occur. First, there must be a "change-in-control" of National Penn or National Penn Bank. A “change-in-control” is deemed to have occurred:

•	If any person or group acquires beneficial ownership of National Penn’s securities representing 24.99% or more of the combined voting power of National Penn’s securities then outstanding;

•	If there is a merger, consolidation or other reorganization of National Penn Bank, except where the resulting entity is controlled, directly or indirectly, by National Penn;

•
If there is a merger, consolidation or other reorganization of National Penn, except where shareholders of National Penn immediately prior to consummation of any such transaction continue to hold a majority of combined voting power of the outstanding voting securities of the legal entity resulting from or existing after any such transaction, and a majority of the members of the Board of Directors of the legal entity resulting from or existing after any such transaction are former members of National Penn’s Board of Directors;

•
If there is a sale, exchange, transfer or other disposition of substantially all of the assets of National Penn Bank to another entity, except to an entity controlled, directly or indirectly, by National Penn;

•	If there is a sale, exchange, transfer or other disposition of substantially all of the assets of National Penn to another entity, or a corporate division involving National Penn; or

•
If there is a contested proxy solicitation of the shareholders of National Penn which results in the contesting party obtaining the ability to cast 25% or more of the votes entitled to be cast in an election of directors of National Penn.

Second, the executive's employment must be terminated without “cause” or the executive must resign after an adverse change in the terms of his or her employment.

“Cause” means either:

•	The executive’s conviction of, or pleas of guilty or nolo contendere to, a felony or a crime of falsehood or involving moral turpitude; or

•
Willful failure by the executive to substantially perform his duties to National Penn, other than a failure resulting from the executive’s incapacity as a result of disability, which willful failure results in demonstrable material injury and damage to National Penn.

Adverse changes in the terms of employment are:

•	Reduction in the executive’s title or responsibilities;
•	Reduction in the executive’s compensation or benefits (except for a reduction for all employees generally);
•	Reassignment of the executive beyond a thirty-minute commute from Boyertown, Pennsylvania; or
•	Increased travel requirements for the executive.

For information on payments to, and benefits for, Messrs. Rhoads, Kilroy and McGloin upon termination of employment or a change-in-control of National Penn, see “Potential Payments upon Termination of Employment or a Change-in-Control” in this proxy statement.

Donald P. Worthington. On September 24, 2002, National Penn and National Penn Bank entered into an employment agreement with Donald P. Worthington, former Executive Vice President of FirstService Bank, under which he would become an Executive Vice President of National Penn Bank and President of the FirstService Bank Division of National Penn Bank. The agreement honors and continues an employment agreement entered into between FirstService and Mr. Worthington in 2001. The agreement retained the original five-year term of the FirstService employment agreement and its one-year extension provisions. As extended, the term of the agreement will end on March 24, 2009.

Effective February 1, 2007, Mr. Worthington’s salary is $211,584. Under his employment agreement, his salary is subject to review and increase, but not to decrease. Mr. Worthington is also entitled under the agreement to participate in National Penn's Executive Incentive Plan, and to participate in all health insurance and benefit plans, group insurance, pension or profit sharing plans or other plans providing benefits to National Penn employees generally. Mr. Worthington is also entitled to life insurance coverage and long-term disability insurance coverage paid for by National Penn, and the receipt of an automobile allowance of at least $600 per month.

If Mr. Worthington is terminated without cause, National Penn will be required to continue his base salary, medical benefits and disability insurance benefits for the remainder of the term of the agreement. However, if Mr. Worthington secures new full-time employment, his wages from that new employment will be offset from the salary continuation payments otherwise payable under the employment agreement. Following any termination of Mr. Worthington, he is prohibited, for a period of two years, from engaging in any activity competitive with National Penn within 50 miles of the principal business location of National Penn, and from soliciting or otherwise interfering with National Penn's relationship with any client, supplier, employee, agent or representative of National Penn.

Mr. Worthington's employment agreement includes a change in control benefit that would entitle him, under certain circumstances, to a lump sum cash payment in the amount of 150% of his average annual compensation for the five years preceding a change in control of National Penn, limited to the maximum amount deductible by National Penn under Section 280G of the Internal Revenue Code.

In Mr. Worthington's agreement, National Penn has also agreed to honor the supplemental executive retirement plan entered into between Mr. Worthington and FirstService. The plan provides for a lifetime annuity to Mr. Worthington equal to 60% of his then current base compensation upon retirement, commencing at any time after he reaches age 70. Once retirement benefits commence under the supplemental executive retirement plan, they will be increased annually by the lesser of 4% or the annual percentage change in the consumer price index for the preceding year. If Mr. Worthington dies, his wife will be entitled to a lifetime spousal death benefit under this plan equal to 80% of the benefit that otherwise would have then been payable to Mr. Worthington but for his death. The merger of FirstService with National Penn triggered a provision of Mr. Worthington's supplemental executive retirement plan prohibiting any termination of his benefits under that plan for any reason. Any benefits paid to Mr. Worthington under National Penn's defined benefit pension plan will be offset against any benefits payable under the supplemental executive retirement plan.

George C. Mason. George C. Mason, former chairman of the board of Peoples First, Inc., served from June 10, 2004 through June 10, 2006, as a consultant to National Penn and National Penn Bank under a consulting agreement dated as of December 17, 2003. This agreement was entered into concurrently with National Penn’s execution of the acquisition agreement relating to Peoples First, and became effective on the date closing of the acquisition occurred. Under this agreement, Mr. Mason provides general consulting and advisory services relating to National Penn’s business, and was paid a total of $230,000 over the two-year period.

Potential Payments Upon Termination of Employment or a Change-In-Control

    The following discussion presents information on the various payments and benefits that each of Messrs. Weidner, Rhoads, Moyer, McGloin and Kilroy (the five executive officers whose compensation is discussed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement) would have been entitled to receive if his last day of employment with National Penn had been December 31, 2006 under the various circumstances presented.

  Potential payments and benefits would arise under:

•	Employment agreements, including change-in-control and supplemental executive retirement plan (SERP) provisions - Messrs. Weidner and Moyer.
•	Change-in-control agreements - Messrs. Rhoads, McGloin, and Kilroy.
•	Various National Penn compensation plans and programs.

  Circumstances that could give rise to potential payments and benefits include:

•	Voluntary termination of employment.
•	Involuntary termination without “cause.”
•	Involuntary termination for “cause.”
•	Permanent disability.
•	Death.
•	Change-in-control of National Penn, with or without adverse employment action.

Depending on the circumstances, payments and benefits may include:

•	Salary, including payments reflecting normal payroll cycle.
•	Incentive plan payments.
•	Gain on exercise of stock options.
•	Pension plan payments.
•	Supplemental executive retirement plan (SERP) payments.
•	Long-term disability payments or coverage.
•	Health insurance coverage.
•	Paid life insurance benefit.
•	Automobile allowance.
•	Change-in-control payments.

  Some of the potential payments and benefits are directly related to the market price of National Penn common stock. The closing stock price on December 31, 2006 was $20.25 per share. This price is used to quantify these potential payments and benefits in the following discussion.

This discussion should be read in conjunction with the information provided in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement, which include detailed information on the relevant employment agreements, change-in-control agreements, and other National Penn compensation plans and programs.

WAYNE R. WEIDNER

Background

Mr. Weidner currently serves as Chairman of National Penn. Prior to January 1, 2007, Mr. Weidner also served as Chief Executive Officer of National Penn and as Chairman of National Penn Bank. Mr. Weidner has been an employee of National Penn or National Penn Bank for over 44 years, and has served as an executive officer of National Penn or National Penn Bank for over 30 years.

  Mr. Weidner has an employment agreement with National Penn and National Penn Bank that was entered into in January 2003 and amended in 2006. He also participates in various National Penn compensation plans and programs. For a description of the terms of Mr. Weidner’s employment agreement and National Penn’s various compensation plans and programs in which he participates, see the Summary Compensation Table included in the “Executive Compensation” section of this proxy statement.

  If Mr. Weidner’s last day of employment with National Penn and National Penn Bank had been December 31, 2006, he would have been entitled to the following payments and benefits under the terms of his employment agreement and the various compensation plans and programs in which he participates, depending on the circumstances of his termination of employment.

Voluntary Termination/Retirement

• Salary - Mr. Weidner would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $1,560 for five days, or a total of $7,800.

• Deferred Incentive Plan Payments - Mr. Weidner would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made over the five-year period beginning January 2007 and ending January 2011, each payment relating to the plan year that ended five years previously. As of December 31, 2006, before additional interest to the date of each payment, these amounts total $615,413.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Weidner would have been paid the incentive plan cash award of $152,133, with the additional amount of $15,213 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee, subject to approval by the Board of Directors.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 700,120 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $3,143,901.

• Pension Plan Payments - Mr. Weidner would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Weidner’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Weidner was $1,219,276.

• Supplemental Executive Retirement Plan (SERP) Payments - Mr. Weidner would have been entitled to receive monthly payments of $19,584 from National Penn over a 15-year period beginning January 1, 2007. As of December 31, 2006, the present value of Mr. Weidner’s accumulated SERP benefit was $2,320,181. Pension plan payments, if any, made concurrently with SERP payments would have been credited against, and reduced dollar-for-dollar, the SERP payments.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - Under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Weidner, Mr. Weidner would have been entitled to a continued life insurance benefit for the rest of his life in an amount equal to his annual base salary at December 31, 2006 of $405,579.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Involuntary Termination without “Cause”

• Salary - Mr. Weidner would have been entitled to continued regular payments of his base salary through the remaining term of his employment agreement, namely, through December 28, 2007, or a total of $425,529.

• Deferred Incentive Plan Payments - Mr. Weidner would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made over the five-year period beginning January 2007 and ending January 2011, each payment relating to the plan year that ended five years previously. As of December 31, 2006, before additional interest to the date of each payment, these amounts total $615,413.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Weidner would have been paid the incentive plan cash award of $152,133, with the additional amount of $15,213 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee, subject to approval by the Board of Directors.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 700,120 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $3,143,901.

• Pension Plan Payments - Mr. Weidner would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets in accordance with the pension plan’s payment provision and Mr. Weidner’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Weidner was $1,219,276.

• Supplemental Executive Retirement Plan (SERP) Payments - Mr. Weidner would have been entitled to receive monthly payments of $19,584 from National Penn over a 15-year period beginning January 1, 2007. As of December 31, 2006, the present value of Mr. Weidner’s accumulated SERP benefit was $2,320,181. Pension plan payments, if any, made concurrently with SERP payments would have been credited against, and reduced dollar-for-dollar, the SERP payments.

• Long-Term Disability Payments or Coverage - Mr. Weidner would have been entitled to receive continued long-term disability coverage for one year from the termination date, namely, through December 31, 2007.

• Health Insurance Coverage - Mr. Weidner would have been entitled to receive reimbursement from National Penn for the cost of “COBRA” health care insurance coverage through the December 28, 2007 expiration date of his employment agreement.

• Paid Life Insurance Benefit - Under Mr. Weidner’s employment agreement, Mr. Weidner would have been entitled to receive a continued life insurance benefit equal to two times his annual base salary or a total of $851,058 through the remaining term of his employment agreement, namely, through December 28, 2007. Thereafter, under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Weidner, Mr. Weidner would have been entitled to receive a continued life insurance benefit equal to his annual base salary or $425,529.

• Automobile Allowance - Mr. Weidner would have been entitled to receive an automobile allowance through December 31, 2007, or a total of approximately $11,400.

Involuntary Termination for “Cause”

• Salary - Mr. Weidner would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $1,560 for five days, or a total of $7,800.

• Deferred Incentive Plan Payments - Mr. Weidner would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made over the five-year period beginning January 2007 and ending January 2011, each payment relating to the plan year that ended five years previously. As of December 31, 2006, before additional interest to the date of each payment, these amounts total $615,413.

• Incentive Plan Award for 2006 - None. No incentive plan award would have been paid or deferred for plan year 2006.

• Gain on Exercise of Stock Options - None. All stock options, whether vested or unvested, would have lapsed and been forfeited.

• Pension Plan Payments - Mr. Weidner would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets in accordance with the pension plan’s payment provisions and Mr. Weidner’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Weidner was $1,219,276.

• Supplemental Executive Retirement Plan (SERP) Payments - None. All SERP payments would have been forfeited.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - Under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Weidner, Mr. Weidner would have been entitled to receive a continued life insurance benefit for the rest of his life in an amount equal to his annual base salary of $425,529.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Permanent Disability

• Salary - Mr. Weidner would have been entitled to continued regular payments of his base salary through the remaining term of his employment agreement, namely, through December 28, 2007, or a total of $425,529.

• Deferred Incentive Plan Payments - Mr. Weidner would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made over the five-year period beginning January 2007 and ending January 2011, each payment relating to the plan year that ended five years previously. As of December 31, 2006, before additional interest to the date of each payment, these amounts total $615,413.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Weidner would have been paid the incentive plan cash award of $152,133, with the additional amount of $15,213 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee, subject to approval by the Board of Directors.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 700,120 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $3,143,901.

• Pension Plan Payments - Mr. Weidner would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets in accordance with the pension plan’s payment provisions and Mr. Weidner’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Weidner was $1,219,276.

• Supplemental Executive Retirement Plan (SERP) Payments - Mr. Weidner would have been entitled to receive monthly payments of $19,584 from National Penn over a 15-year period beginning January 1, 2007. As of December 31, 2006, the present value of Mr. Weidner’s accumulated SERP benefit was $2,320,181. Pension plan payments, if any, made concurrently with SERP payments would have been credited against, and reduced dollar-for-dollar, the SERP payments.

• Long-Term Disability Payments or Coverage - Mr. Weidner would have continued to receive regular payments of base salary through December 28, 2007 or a total of $425,529, and thereafter regular payments for up to 24 months under a disability insurance policy in amounts equal to 60% of his base salary, but not to exceed $20,000 per month and subject to certain offsets as provided in the policy.

• Health Insurance Coverage - Mr. Weidner would have been entitled to receive reimbursement from National Penn for the cost of “COBRA” health care insurance coverage through the December 28, 2007 expiration date of his employment agreement.

• Paid Life Insurance Benefit - Under Mr. Weidner’s employment agreement, Mr. Weidner would have been entitled to receive a continued life insurance benefit equal to two times his annual base salary or a total of $851,058 through the remaining term of his employment agreement, namely, through December 28, 2007. Thereafter, under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Weidner, Mr. Weidner would have been entitled to receive a continued life insurance benefit equal to his annual base salary or $425,529.

• Automobile Allowance - Mr. Weidner would have been entitled to receive an automobile allowance through December 31, 2007, or a total of approximately $11,400.

Death

• Salary - Mr. Weidner’s estate or designated beneficiary would have been entitled to receive payment of his base salary through the remaining term of his employment agreement, namely, through December 28, 2007, or a total of $425,529. This payment would have been made in one lump sum on or before January 30, 2007.

• Deferred Incentive Plan Payments - Mr. Weidner’s estate or designated beneficiary would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made in one lump sum on or before March 31, 2007. As of December 31, 2006, these amounts total $615,413.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Weidner’s estate or designated beneficiary would have been paid the incentive plan cash award of $152,133, and paid the $15,213 additional mandatory deferral amount, in the discretion of the Compensation Committee, subject to approval by the Board of Directors.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 700,120 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $3,143,901.

• Pension Plan Payments - Mr. Weidner’s estate or designated beneficiary would have been entitled to receive the death benefit provided by National Penn’s defined benefit pension plan of $1,121,874. This benefit would have been paid out of pension plan assets in accordance with governing provisions of the pension plan.

• Supplemental Executive Retirement Plan (SERP) Payments - Mr. Weidner’s estate or designated beneficiary would have been entitled to receive monthly payments of $19,584 from National Penn over a 15-year period beginning January 1, 2007. As of December 31, 2006, the present value of Mr. Weidner’s accumulated SERP benefit was $2,320,181.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - Mr. Weidner’s health insurance coverage in effect as of December 31, 2006 would have continued for a maximum period of six months.

• Paid Life Insurance Benefit - Under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Weidner, Mr. Weidner’s estate or designated beneficiary would have been entitled to receive a life insurance policy payment equal to two times his annual base salary at December 31, 2006 or a total of $811,158.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Change in Control of National Penn (With or without Adverse Employment Action)

• Salary - Mr. Weidner would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $1,560 for five days, or a total of $7,800.

• Deferred Incentive Plan Payments - Mr. Weidner would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made in one lump sum within 30 days of the change in control of National Penn, namely, on or before January 30, 2007. As of December 31, 2006, these amounts total $615,413.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Weidner would have been paid the incentive plan cash award of $152,133, and paid the $15,213 additional mandatory deferral amount, in the discretion of the Compensation Committee, subject to approval by the Board of Directors.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 700,120 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $3,143,901.

• Pension Plan Payments - Mr. Weidner would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Weidner’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Weidner was $1,219,276.

• Supplemental Executive Retirement Plan (SERP) Payments - Mr. Weidner would have been entitled to receive monthly payments of $19,584 from National Penn over a 15-year period beginning January 1, 2007. As of December 31, 2006, the present value of Mr. Weidner’s accumulated SERP benefit was $2,320,181. Pension plan payments, if any, made concurrently with SERP payments would have been credited against, and reduced dollar-for-dollar, the SERP payments.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - Under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Weidner, Mr. Weidner would have been entitled to receive a continued life insurance benefit for the rest of his life in an amount equal to his annual base salary of $425,529.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

• Change-in-Control Payment - Mr. Weidner would have been paid an amount equal to 299% of his average taxable compensation (W-2 income) from National Penn for the years 2001 through 2005, or a total of $3,853,466, subject to reduction, dollar-for-dollar, to the extent necessary, if any, to reduce the payment to an amount that would not incur liability under the excise tax provisions of the Internal Revenue Code that may apply to change-in-control payments.

Material Conditions or Obligations to Payments or Benefits

• Non-Competition/Non-Solicitation - If Mr. Weidner should voluntarily terminate employment prior to the end of the term of his employment agreement on December 28, 2007, then for the remainder of the term of the agreement, he may not:

-	Engage in any capacity in the commercial or retail banking business in competition with National Penn within a 50-mile radius of National Penn’s executive offices; or

-	Solicit any National Penn customer (other than a family member) for business, or any National Penn employee for employment, on behalf of another company.

• Non-Disclosure - During the term of Mr. Weidner’s employment agreement and for three years thereafter, Mr. Weidner may not disclose any National Penn proprietary data or confidential information, except as may be required by law.

GARY L. RHOADS

Background

Mr. Rhoads currently serves as Group Executive Vice President, Treasurer and Chief Financial Officer of National Penn and as Cashier and Chief Financial Officer of National Penn Bank. Mr. Rhoads has served as an employee of National Penn or National Penn Bank for over 34 years and as an executive officer of National Penn or National Penn Bank since 1986.

Mr. Rhoads has a change-in-control agreement with National Penn and National Penn Bank that was entered into in 1997 and last amended in 2006. He also participates in various National Penn compensation plans and programs. For a description of the terms of Mr. Rhoads’ change-in-control agreement and National Penn’s various compensation plans and programs in which he participates, see the Summary Compensation Table included in the “Executive Compensation” section of this proxy statement.

  If Mr. Rhoads’ last day of employment with National Penn and National Penn Bank had been December 31, 2006, he would have been entitled to the following payments and benefits under the terms of his change-in-control agreement and the various compensation plans and programs in which he participates, depending on the circumstances of his termination or employment.

Voluntary Termination

• Salary - Mr. Rhoads would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $655 for five days, or a total of $3,275.

• Deferred Incentive Plan Payments - None. All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Rhoads would have been paid the incentive plan cash award of $41,304, with the additional amount of $4,130 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have lapsed and been forfeited at December 31, 2006. The potential gain at December 31, 2006 on the exercise of previously vested stock options for 99,984 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $573,835.

• Pension Plan Payments - Mr. Rhoads would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Rhoads’ payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to
Mr. Rhoads was $293,893.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. This benefit would have ceased as of December 31, 2006.

Involuntary Termination without “Cause”

• Salary - Mr. Rhoads would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $655 for five days, or a total of $3,275.

• Deferred Incentive Plan Payments - None. All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Rhoads would have been paid the incentive plan cash award of $41,304, with the additional amount of $4,130 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - Unvested stock options granted in 2005 and 2006 would have vested at December 31, 2006. All other unvested stock options would have lapsed and been forfeited at December 31, 2006. The potential gain at December 31, 2006 on the exercise of vested stock options for 120,548 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $575,837.

• Pension Plan Payments - Mr. Rhoads would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Rhoads’ payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Rhoads was $293,893.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. This benefit would have ceased as of December 31, 2006.

Involuntary Termination for “Cause”

• Salary - Mr. Rhoads would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $655 for five days, or a total of $3,275.

• Deferred Incentive Plan Payments - None. All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited.

• Incentive Plan Award for 2006 - None. No incentive plan award would have been paid or deferred for plan year 2006.

• Gain on Exercise of Stock Options - None. All stock options, whether vested or unvested, would have lapsed and been forfeited.

• Pension Plan Payments - Mr. Rhoads would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Rhoads’ payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Rhoads was $293,893.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. This benefit would have ceased as of December 31, 2006.

Permanent Disability

• Salary - Mr. Rhoads would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $655 for five days, or a total of $3,275.

• Deferred Incentive Plan Payments - Mr. Rhoads would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made over the five-year period beginning January 2007 and ending January 2011, each payment relating to the plan year that ended five years previously. As of
December 31, 2006, before additional interest to the date of each payment, these amounts total $189,894.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Rhoads would have been paid the incentive plan cash award of $41,304, with the additional amount of $4,130 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 137,406 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $592,392.

• Pension Plan Payments - Mr. Rhoads would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets in accordance with the pension plan’s payment provisions and Mr. Rhoads’ payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to
Mr. Rhoads was $293,893.

• Long-Term Disability Payments or Coverage - Mr. Rhoads would have continued to receive regular payments of base salary through June 30, 2007 or a total of $85,145, and thereafter regular payments for a maximum period through May 12, 2020 (age 66) under a disability insurance policy in amounts equal to 60% of base salary, but not to exceed $20,000 per month and subject to certain offsets as provided in the policy.

• Health Insurance Coverage - Health insurance coverage in effect as of December 31, 2006 would have continued, subject to cost-sharing requirements, until June 30, 2007.

• Paid Life Insurance Benefit - Under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Rhoads, Mr. Rhoads would have been entitled to receive a continued life insurance benefit until reaching age 65 in an amount equal to two times his base salary or $340,579, and thereafter in an amount equal to his base salary of $170,290.

Death

• Salary - Mr. Rhoads’ estate or designated beneficiary would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $655 for five days, or a total of $3,275.

• Deferred Incentive Plan Payments - Mr. Rhoads’ estate or designated beneficiary would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made in one lump sum on or before March 31, 2007. As of December 31, 2006, these amounts total $189,894.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Rhoads’ estate or designated beneficiary would have been paid the incentive plan cash award of $41,304, and paid the $4,130 additional mandatory deferral amount, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain on the exercise of the stock options for 137,406 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $592,392.

• Pension Plan Payments - Mr. Rhoads’ estate or designated beneficiary would have been entitled to receive the death benefit provided by National Penn’s defined benefit pension plan of $236,103. This benefit would have been paid out of pension plan assets.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - Health insurance coverage in effect as of December 31, 2006 would have continued for a maximum period of six months.

• Paid Life Insurance Benefit - Mr. Rhoads’ estate or designated beneficiary would have been entitled to receive a life insurance payment equal to two times his annual base salary or a total of $341,000.

Change in Control of National Penn
(with Adverse Employment Action)

• Salary - Mr. Rhoads would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $655 for five days, or a total of $3,275.

• Deferred Incentive Plan Payments - Mr. Rhoads would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made in one lump sum within 30 days of the change in control of National Penn and subsequent adverse job action, namely, on or before January 30, 2007. As of December 31, 2006, these amounts total $189,894.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Rhoads would have been paid the incentive plan cash award of $41,304, and paid the $4,130 additional mandatory deferral amount, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 137,406 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $592,392.

• Pension Plan Payments - Mr. Rhoads would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Rhoads’ payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to
Mr. Rhoads was $293,893.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. This benefit would have ceased as of December 31, 2006.

• Change in-Control (with Adverse Employment Action) Payments - Mr. Rhoads would have been paid an amount equal to 200% of his average taxable compensation (W-2 income) from National Penn for the years 2001 through 2005, or a total of $656,647, plus the additional amount necessary, if any, to cover the income tax liability imposed on Mr. Rhoads under the excise tax provisions of the Internal Revenue Code that may apply to change-in-control payments.

GLENN E. MOYER

Background

Mr. Moyer currently serves as President and Chief Executive Officer of National Penn and as Chairman, President and Chief Executive Officer of National Penn Bank. Mr. Moyer has served as an executive officer of National Penn or National Penn Bank since January 1999.

Mr. Moyer has an employment agreement with National Penn and National Penn Bank that was entered into in December 2002 and amended in 2005 and in 2006. He also participates in various National Penn compensation plans and programs. For a description of the terms of Mr. Moyer’s employment agreement and National Penn’s various compensation plans and programs in which he participates, see the Summary Compensation Table included in the “Executive Compensation” section of this proxy statement.

If Mr. Moyer’s last day of employment with National Penn and National Penn Bank had been December 31, 2006, he would have been entitled to the following payments and benefits under the terms of his employment agreement and the various compensation plans and programs in which he participates, depending on the circumstances of his termination or employment.

Voluntary Termination

• Salary - Mr. Moyer would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $1,248 for five days, or a total of $6,240.

• Deferred Incentive Plan Payments - None. All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Moyer would have been paid the incentive plan cash award of $121,712, with the additional amount of $12,171 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee, subject to approval by the Board of Directors.

• Gain on Exercise of Stock Options - All unvested stock options would have lapsed and been forfeited at December 31, 2006. The potential gain at December 31, 2006 on the exercise of previously vested stock options for 222,657 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $1,265,664.

• Pension Plan Payments - Mr. Moyer would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Moyer’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Moyer was $111,480.

• Supplemental Executive Retirement Plan (SERP) Payments - None. This benefit would have ceased as of December 31, 2006.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - Under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Moyer, Mr. Moyer would have been entitled to receive a continued life insurance benefit for the rest of his life in an amount equal to his annual base salary at December 31, 2006 of $324,480.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Involuntary Termination without “Cause”

• Salary - Mr. Moyer would have been entitled to continued regular payments of his base salary through the remaining term of his employment agreement, namely, through December 17, 2009, or a total of $1,185,825.

• Deferred Incentive Plan Payments - None. All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Moyer would have been paid the incentive plan cash award of $121,712, with the additional amount of $12,171 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee, subject to approval by the Board of Directors.

• Gain on Exercise of Stock Options - Unvested options granted in 2005 and 2006 would have vested at December 31, 2006. All other unvested stock options would have lapsed and been forfeited at December 31, 2006. The potential gain at December 31, 2006 on the exercise of vested stock options for 301,057 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $1,272,488.

• Pension Plan Payments - Mr. Moyer would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Moyer’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Moyer was $111,480.

• Supplemental Executive Retirement Plan (SERP) Payments - The SERP benefit would have been calculated, on a partially accelerated basis, as if Mr. Moyer were 58 years old. Accordingly, Mr. Moyer would have been entitled to receive monthly payments of $11,207 from National Penn over a 15-year period beginning January 1, 2007. As of December 31, 2006, the present value of Mr. Moyer’s accumulated SERP benefit, on this partially accelerated basis, was $1,108,286. Pension plan payments made concurrently with SERP payments would have been credited against, and reduced dollar-for-dollar, the SERP payments.

• Long-Term Disability Payments or Coverage - Mr. Moyer would have been entitled to receive continued long-term disability coverage for one year from the termination date, namely, through December 31, 2007.

• Health Insurance Coverage - Mr. Moyer would have been entitled to receive reimbursement from National Penn for the cost of “COBRA” health care insurance coverage through the December 17, 2009 expiration date of his employment agreement.

• Paid Life Insurance Benefit - Under Mr. Moyer’s employment agreement, Mr. Moyer would have been entitled to receive a continued life insurance benefit equal to two times his annual base salary or a total of $790,550 through the remaining term of his employment agreement, namely, through December 17, 2009. Thereafter, under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Moyer, Mr. Moyer would have been entitled to receive a continued life insurance benefit for the rest of his life in an amount equal to his annual base salary of $395,275.

• Automobile Allowance - Mr. Moyer would have been entitled to receive an automobile allowance through December 31, 2007, or a total of approximately $10,800.

Involuntary Termination for “Cause”

• Salary - Mr. Moyer would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $1,248 for five days, or a total of $6,240.

• Deferred Incentive Plan Payments - None. All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited.

• Incentive Plan Award for 2006 - None. No incentive plan award would have been paid or deferred for plan year 2006.

• Gain on Exercise of Stock Options - None. All stock options, whether vested or unvested, would have lapsed and been forfeited.

• Pension Plan Payments - Mr. Moyer would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Moyer’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Moyer was $111,480.

• Supplemental Executive Retirement Plan (SERP) Payments - None. All SERP payments would have been forfeited.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - Under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Moyer, Mr. Moyer would have been entitled to receive a continued life insurance benefit for the rest of his life in an amount equal to his annual base salary of $395,275.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Permanent Disability

• Salary - Mr. Moyer would have been entitled to continued regular payments of his base salary through the remaining term of his employment agreement, namely, through December 17, 2009, or a total of $1,185,825.

• Deferred Incentive Plan Payments - Mr. Moyer would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made over the five-year period beginning January 2007 and ending January 2011, each payment relating to the plan year that ended five years previously. As of December 31, 2006, before additional interest to the date of each payment, these amounts total $485,314.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Moyer would have been paid the incentive plan cash award of $121,712, with the additional amount of $12,171 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee, subject to approval by the Board of Directors.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 361,555 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $1,333,775.

• Pension Plan Payments - Mr. Moyer would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets in accordance with the pension plan’s payment provisions and Mr. Moyer’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Moyer was $111,480.

• Supplemental Executive Retirement Plan (SERP) Payments - Mr. Moyer would have been entitled to receive monthly payments of $8,219 from National Penn over a 15-year period beginning
January 1, 2010. As of December 31, 2006, the present value of Mr. Moyer’s accumulated SERP benefit, under the permanent disability payment scenario, was $754,207. Pension plan payments made concurrently with SERP payments would have been credited against, and reduced dollar-for-dollar, the SERP payments.

• Long-Term Disability Payments or Coverage - Mr. Moyer would have continued to receive regular payments of base salary through the December 17, 2009 expiration date of his employment agreement or a total of $1,185,825, and thereafter regular payments for a maximum period through March 24, 2017 (age 66) under a disability insurance policy in amounts equal to 60% of base salary, but not to exceed $20,000 per month and subject to certain offsets as provided in the policy.

• Health Insurance Coverage - Mr. Moyer would have been entitled to receive reimbursement from National Penn for the cost of “COBRA” health care insurance coverage through the December 17, 2009 expiration date of his employment agreement.

• Paid Life Insurance Benefit - Under Mr. Moyer’s employment agreement, Mr. Moyer would have been entitled to receive a continued life insurance benefit equal to two times his annual base salary or a total of $790,550 through the remaining term of his employment agreement, namely, through December 17, 2009. Thereafter, under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Moyer, Mr. Moyer would have been entitled to receive a continued life insurance benefit in the amount of $790,550 until age 65, at which time the benefit for the rest of his life would reduce to an amount equal to his annual base salary of $395,275.

• Automobile Allowance - Mr. Moyer would have been entitled to receive an automobile allowance through the remaining term of his employment agreement, namely, through December 17, 2009, or a total cost of approximately $32,400.

Death

• Salary - Mr. Moyer’s estate or designated beneficiary would have been entitled to payment of his base salary through the remaining term of his employment agreement, namely, through December 17, 2009, or a total of $1,185,825. This payment would have been made in one lump sum on or before January 30, 2007.

• Deferred Incentive Plan Payments - Mr. Moyer’s estate or designated beneficiary would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made in one lump sum on or before March 31, 2007. As of December 31, 2006, these amounts total $485,314.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Moyer’s estate or designated beneficiary would have been paid the incentive plan cash award of $121,712, and paid the $12,171 additional mandatory deferral amount, in the discretion of the Compensation Committee, subject to approval by the Board of Directors.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain on the exercise of the stock options for 361,555 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $1,333,775.

• Pension Plan Payments - Mr. Moyer’s estate or designated beneficiary would have been entitled to receive the death benefit provided by National Penn’s defined benefit pension plan of $92,546. This benefit would have been paid out of pension plan assets.

• Supplemental Executive Retirement plan (SERP) Payments - Mr. Moyer’s estate or designated beneficiary would have been entitled to receive monthly payments of $8,219 from National Penn over a 15-year period beginning January 1, 2007. As of December 31, 2006, the present value of Mr. Moyer’s accumulated SERP benefit, under the death payment scenario, was $754,207.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - Under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Moyer, Mr. Moyer’s estate or designated beneficiary would have been entitled to receive a life insurance payment equal to two times his annual base salary at December 31, 2006 or a total of $649,000.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Change in Control of National Penn
(With or Without Adverse Employment Action)

• Salary - Mr. Moyer would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $1,248 for five days, or a total of $6,240.

• Deferred Incentive Plan Payments - Mr. Moyer would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made in one lump sum within 30 days of the change in control of National Penn, namely, on or before January 30, 2007. As of December 31, 2006, these amounts total $485,314.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Moyer would have been paid the incentive plan cash award of $121,712, and paid the $12,171 additional mandatory deferral amount, in the discretion of the Compensation Committee, subject to approval by the Board of Directors.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at
December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 361,555 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $1,333,775.

• Pension Plan Payments - Mr. Moyer would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Moyer’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Moyer was $111,480.

• Supplemental Executive Retirement Plan (SERP) Payments - The SERP benefit would have been calculated on a fully vested basis, as if Mr. Moyer were 65 years old. Accordingly, Mr. Moyer would have been entitled to receive monthly payments of $15,690 from National Penn over a 15-year period beginning January 1, 2007. As of December 31, 2006, the present value of Mr. Moyer’s accumulated SERP benefit, on this fully vested basis, was $1,639,405. Pension plan payments made concurrently with SERP payments would have been credited against, and reduced dollar-for-dollar, the SERP payments.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - Under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Moyer, Mr. Moyer would have been entitled to receive a continued life insurance benefit for the rest of his life in an amount equal to his annual base salary of $395,275.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

• Change-in-Control Payments - Mr. Moyer would have been paid an amount equal to 299% of his average annual base compensation for 2003 through 2005, plus his highest annual incentive plan award paid in those three years, or a total of $1,618,138 plus the additional amount necessary, if any, to cover the income tax liability imposed on Mr. Moyer under the excise tax provisions of the Internal Revenue Code that may apply to change-in-control payments.

Material Conditions or Obligations to Payments or Benefits

• Non-Competition/Non-Solicitation - If Mr. Moyer should voluntarily terminate employment prior to the end of the term of his employment agreement, currently ending on December 17, 2009, then for the remainder of the term of the agreement, he may not:

-	Engage in any capacity in the commercial or retail banking business in competition with National Penn within a 50-mile radius of National Penn’s executive offices; or

-	Solicit any National Penn customer (other than a family member) for business, or any National Penn employee for employment, on behalf of another company.

• Non-Disclosure - During the term of Mr. Moyer’s employment agreement and for three years thereafter, Mr. Moyer may not disclose any National Penn proprietary data or confidential information, except as may be required by law.

BRUCE G. KILROY

Background

Mr. Kilroy currently serves as Group Executive Vice President of National Penn and National Penn Bank. Mr. Kilroy has served as an executive officer of National Penn or National Penn Bank since February 1997.

Mr. Kilroy has a change-in-control agreement with National Penn and National Penn Bank that was entered into in 1998 and last amended in 2006. He also participates in various National Penn compensation plans and programs. For a description of the terms of Mr. Kilroy’s change-in-control agreement and National Penn’s various compensation plans and programs in which he participates, see the Summary Compensation Table included in the “Executive Compensation” section of this proxy statement.

If Mr. Kilroy’s last day of employment with National Penn and National Penn Bank had been December 31, 2006, he would have been entitled to the following payments and benefits under the terms of his change-in-control agreement and the various compensation plans and programs in which he participates, depending on the circumstances of his termination or employment.

Voluntary Termination

• Salary - Mr. Kilroy would have been paid for time worked through the termination date,
December 31, 2006, a daily amount of $765 for five days, or a total of $3,825.

• Deferred Incentive Plan Payments - All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited. Mr. Kilroy would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $139,219.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Kilroy would have been paid the incentive plan cash award of $48,738, with the additional amount of $4,874 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have lapsed and been forfeited at December 31, 2006. The potential gain at December 31, 2006 on the exercise of previously vested stock options for 85,880 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $465,472.

• Pension Plan Payments - Mr. Kilroy would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Kilroy’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Kilroy was $126,073.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. This benefit would have ceased as of December 31, 2006.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Involuntary Termination without “Cause”

• Salary - Mr. Kilroy would have been paid for time worked through the termination date,
December 31, 2006, a daily amount of $765 for five days, or a total of $3,825.

• Deferred Incentive Plan Payments - All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited. Mr. Kilroy would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $139,219.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Kilroy would have been paid the incentive plan cash award of $48,738, with the additional amount of $4,874 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - Unvested stock options granted in 2005 and 2006 would have vested at December 31, 2006. All other unvested stock options would have lapsed and been forfeited at December 31, 2006. The potential gain at December 31, 2006 on the exercise of vested stock options for 106,444 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $467,474.

• Pension Plan Payments - Mr. Kilroy would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Kilroy’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Kilroy was $126,073.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. This benefit would have ceased as of December 31, 2006.

                • Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Involuntary Termination for “Cause”

• Salary - Mr. Kilroy would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $765 for five days, or a total of $3,825.

• Deferred Incentive Plan Payments - All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited. Mr. Kilroy would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $139,219.

• Incentive Plan Award for 2006 - None. No incentive plan award would have been paid or deferred for plan year 2006.

• Gain on Exercise of Stock Options - None. All stock options, whether vested or unvested, would have lapsed and been forfeited.

• Pension Plan Payments - Mr. Kilroy would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Kilroy’s payment election.

As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Kilroy was $126,073.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. This benefit would have ceased as of December 31, 2006.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Permanent Disability

• Salary - Mr. Kilroy would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $765 for five days, or a total of $3,825.

• Deferred Incentive Plan Payments - Mr. Kilroy would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made over the five-year period beginning January 2007 and ending January 2011, each payment relating to the plan year that ended five years previously. As of December 31, 2006, before additional interest to the date of each payment, these amounts total $211,570. In addition, Mr. Kilroy would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $139,219.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Kilroy would have been paid the incentive plan cash award of $48,738, with the additional amount of $4,874 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 123,302 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $484,029.

• Pension Plan Payments - Mr. Kilroy would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets in accordance with the pension plan’s payment provisions and Mr. Kilroy’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Kilroy was $126,073.

• Long-Term Disability Payments or Coverage - Mr. Kilroy would have continued to receive regular payments of base salary through June 30, 2007 or a total of $99,434, and thereafter regular payments for a maximum period through December 23, 2015 (age 66) under a disability insurance policy in amounts equal to 60% of base salary, but not to exceed $20,000 per month and subject to certain offsets as provided in the policy.

• Health Insurance Coverage - Health insurance coverage in effect as of December 31, 2006 would have continued, subject to cost-sharing requirements, until June 30, 2007.

• Paid Life Insurance Benefit - Under National Penn’s bank-owned life insurance split dollar agreement relating to Mr. Kilroy, Mr. Kilroy would have been entitled to receive a continued life insurance benefit until reaching age 65 in an amount equal to two times his base salary or $397,738, and thereafter in an amount equal to his base salary of $198,869.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Death

• Salary - Mr. Kilroy’s estate or designated beneficiary would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $765 for five days or a total of $3,825.

• Deferred Incentive Plan Payments - Mr. Kilroy’s estate or designated beneficiary would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made in one lump sum on or before March 31, 2007. As of December 31, 2006, these amounts total $211,570. In addition, Mr. Kilroy’s estate or designated beneficiary would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $139,219.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Kilroy’s estate or designated beneficiary would have been paid the incentive plan cash award of $48,738, and paid the $4,874 additional mandatory deferral amount, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain on the exercise of the stock options for 123,302 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $484,029.

• Pension Plan Payments - Mr. Kilroy’s estate or designated beneficiary would have been entitled to receive the death benefit provided by National Penn’s defined benefit pension plan of $106,976. This benefit would have been paid out of pension plan assets.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - Health insurance coverage in effect at December 31, 2006 would have continued for a maximum period of six months.

• Paid Life Insurance Benefit - Mr. Kilroy’s estate or designated beneficiary would have been entitled to receive a life insurance payment equal to two times his annual base salary or a total of $397,738.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Change in Control of National Penn
(with Adverse Employment Action)

• Salary - Mr. Kilroy would have been paid for time worked through the termination date,
December 31, 2006, a daily amount of $765 for five days, or a total of $3,825.

• Deferred Incentive Plan Payments - Mr. Kilroy would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made in one lump sum on or before March 31, 2007. As of
December 31, 2006, these amounts total $211, 570. In addition, Mr. Kilroy would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $139,219.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. Kilroy would have been paid the incentive plan cash award of $48,738, and paid the $4,874 additional mandatory deferral amount, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 123,302 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $484,029.

• Pension Plan Payments - Mr. Kilroy would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. Kilroy’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. Kilroy was $126,073.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. The benefit would have ceased as of December 31, 2006.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

• Change -in-Control (with Adverse Employment Action) Payments - Mr. Kilroy would have been paid an amount equal to 200% of his average taxable compensation (W-2 income) from National Penn for the years 2001 through 2005, or a total of $459,131, plus the additional amount necessary, if any, to cover the income tax liability imposed on Mr. Kilroy under the excise tax provisions of the Internal Revenue Code that may apply to change-in-control payments.

PAUL W. MCGLOIN

Background

Mr. McGloin currently serves as Group Executive Vice President and Chief Lending Officer of National Penn and National Penn Bank. Mr. McGloin has served as an executive officer of National Penn or National Penn Bank since March 2001.

Mr. McGloin has a change-in-control agreement with National Penn and National Penn Bank that was entered into in 2001 and amended in 2006. He also participates in various National Penn compensation plans and programs. For a description of the terms of Mr. McGloin’s change-in-control agreement and National Penn’s various compensation plans and programs in which he participates, see the Summary Compensation Table included in the “Executive Compensation” section of this proxy statement.

If Mr. McGloin’s last day of employment with National Penn and National Penn Bank had been December 31, 2006, he would have been entitled to the following payments and benefits under the terms of his change-in-control agreement and the various compensation plans and programs in which he participates, depending on the circumstances of his termination or employment.

Voluntary Termination

• Salary - Mr. McGloin would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $767 for five days, or a total of $3,835.

• Deferred Incentive Plan Payments - All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited. Mr. McGloin would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $23,378.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. McGloin would have been paid the incentive plan cash award of $48,347, with the additional amount of $4,835 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have lapsed and been forfeited at December 31, 2006. The potential gain at December 31, 2006 on the exercise of previously vested stock options for 37,793 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $127,326.

• Pension Plan Payments - Mr. McGloin would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. McGloin’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. McGloin was $71,569.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. This benefit would have ceased as of December 31, 2006.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Involuntary Termination without “Cause”

• Salary - Mr. McGloin would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $767 for five days, or a total of $3,835.

• Deferred Incentive Plan Payments - All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited. Mr. McGloin would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $23,378.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. McGloin would have been paid the incentive plan cash award of $48,347, with the additional amount of $4,835 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options granted in 2005 and 2006 would have vested at December 31, 2006. All other unvested stock options would have lapsed and been forfeited at December 31, 2006. The potential gain at December 31, 2006 on the exercise of vested stock options for 58,857 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $129,328.

• Pension Plan Payments - Mr. McGloin would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. McGloin’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. McGloin was $71,569.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. This benefit would have ceased as of December 31, 2006.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Involuntary Termination for “Cause”

• Salary - Mr. McGloin would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $767 for five days, or a total of $3,835.

• Deferred Incentive Plan Payments - All mandatory deferred incentive plan awards, interest, and “matching” payments from National Penn would have been forfeited. Mr. McGloin would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $23,378.

• Incentive Plan Award for 2006 - None. No incentive plan award would have been paid or deferred for plan year 2006.

• Gain on Exercise of Stock Options - None. All stock options, whether vested or unvested, would have lapsed and been forfeited.

• Pension Plan Payments - Mr. McGloin would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. McGloin’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. McGloin was $71,569.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. This benefit would have ceased as of December 31, 2006.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Permanent Disability

• Salary - Mr. McGloin would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $767 for five days, or a total of $3,835.

• Deferred Incentive Plan Payments - Mr. McGloin would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made over the five-year period beginning January 2007 and ending January 2011, each payment relating to the plan year that ended five years previously. As of December 31, 2006, before additional interest to the date of each payment, these amounts total $95,084. In addition, Mr. McGloin would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $23,378.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. McGloin would have been paid the incentive plan award of $48,347, with the additional amount of $4,835 subject to mandatory deferral under the plan, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 75,715 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $145,883.

• Pension Plan Payments - Mr. McGloin would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets in accordance with the pension plan’s payment provisions and Mr. McGloin’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. McGloin was $71,569.

• Long-Term Disability Payments or Coverage - Mr. McGloin would have continued to receive regular payments of base salary through June 30, 2007 or a total of $104,651, and thereafter regular payments for a maximum period through April 6, 2013 (age 66) under a disability insurance policy in amounts equal to 60% of base salary, but not to exceed $20,000 per month and subject to certain offsets as provided in the policy.

• Health Insurance Coverage - Health insurance coverage in effect as of December 31, 2006 would have continued, subject to cost-sharing requirements, until June 30, 2007.

• Paid Life Insurance Benefit - Mr. McGloin would have been entitled to receive a continued life insurance benefit until June 30, 2007 in an amount of $305,000, the maximum benefit available under National Penn’s group term life insurance policy.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Death

• Salary - Mr. McGloin’s estate or designated beneficiary would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $767 for five days, or a total of $3,835.

• Deferred Incentive Plan Payments - Mr. McGloin’s estate or designated beneficiary would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made in one lump sum on or before March 31, 2007. As of December 31, 2006, these amounts total $190,167. In addition, Mr. McGloin’s estate or designated beneficiary would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $23,378.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. McGloin’s estate or designated beneficiary would have been paid the incentive plan cash award of $48,347, and paid the $4,835 additional mandatory deferral amount, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain on the exercise of the stock options for 75,715 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $145,883.

• Pension Plan Payments - Mr. McGloin’s estate or designated beneficiary would have been entitled to receive the death benefit provided by National Penn’s defined benefit pension plan of $75,387. This benefit would have been paid out of pension plan assets.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - Health insurance coverage in effect at December 31, 2006 would have continued for a maximum period of six months.

• Paid Life Insurance Benefit - Mr. McGloin’s estate or designated beneficiary would have been entitled to receive a life insurance payment of $305,000, the maximum benefit available under National Penn’s group term life insurance policy.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

Change in Control of National Penn
(with Adverse Employment Action)

• Salary - Mr. McGloin would have been paid for time worked through the termination date, December 31, 2006, a daily amount of $767 for five days, or a total of $3,835.

• Deferred Incentive Plan Payments - Mr. McGloin would have been paid all mandatory deferred incentive plan awards from plan years 2001 through 2005, plus interest, plus 100% “matching” payments. These payments would have been made in one lump sum within 30 days of the change in control of National Penn and subsequent adverse job action, namely, on or before January 30, 2007. As of December 31, 2006, these amounts total $190,167. In addition, Mr. McGloin would have received all amounts previously deferred by him voluntarily under the incentive plan, plus interest, or $23,378.

• Incentive Plan Award for 2006 - For plan year 2006, Mr. McGloin would have been paid the incentive plan cash award of $48,347, and paid the $4,835 additional mandatory deferral amount, in the discretion of the Compensation Committee.

• Gain on Exercise of Stock Options - All unvested stock options would have vested at December 31, 2006. Including stock options already vested, the potential gain at December 31, 2006 on the exercise of the stock options for 75,715 shares (the difference between each option’s exercise price and the December 31, 2006 market price of National Penn common stock) would have been $145,883.

• Pension Plan Payments - Mr. McGloin would have been entitled to receive his vested benefit under the National Penn defined benefit pension plan. This benefit would have been paid out of pension plan assets, in accordance with the pension plan’s payment provisions and Mr. McGloin’s payment election. As of December 31, 2006, the present value of the pension plan’s accumulated benefit obligation to Mr. McGloin was $71,569.

• Long-Term Disability Payments or Coverage - None. This benefit would have ceased as of December 31, 2006.

• Health Insurance Coverage - None. This benefit would have ceased as of December 31, 2006.

• Paid Life Insurance Benefit - None. The benefit would have ceased as of December 31, 2006.

• Automobile Allowance - None. This benefit would have ceased as of December 31, 2006.

• Change-in-Control (with Adverse Employment Action) Payments - Mr. McGloin would have been paid an amount equal to 200% of his average taxable compensation (W-2 income) from National Penn for the years 2001 through 2005, or a total of $364,728, plus the additional amount necessary, if any, to cover the income tax liability imposed on Mr. McGloin under the excise tax provisions of the Internal Revenue Code that may apply to change-in-control payments.

STOCK OWNERSHIP

Guidelines

To reinforce the importance of aligning the financial interests of our directors and executive officers with those of our shareholders, the Nominating/Corporate Governance Committee has approved minimum stock ownership guidelines for our directors, executive officers and for the other members of our “Leadership Group” (35 persons, including the executive officers).

Directors

For directors, the Guidelines require an equity investment in National Penn stock of $100,000.

Equity interests that count toward satisfaction of the Stock Ownership Guidelines include:
•	Shares owned outright by the Director.
•	Shares owned jointly by the Director and his or her spouse.
•	Shares owned outright by the Director’s spouse.
•	Shares held in trust (to the extent for the benefit of the Director).
•	Phantom shares held by the Director under the Directors’ Fee Plan.
•	Restricted stock or restricted stock units held by the Director under the Long-Term Incentive Compensation Plan.
•	Shares subject to exercisable “in the money” stock options held by the Director (to the extent of the “spread” on the “in the money” options).

The spread on “in the money” stock options cannot constitute more than one-half of the total dollar amount of a Director’s equity investment calculated under these Guidelines.

Upon initial appointment as a Director, a person has five years from the effective date of appointment to achieve compliance with the amount required by these Guidelines.

A Director’s compliance with these Guidelines will be considered in connection with the annual director performance evaluation.

The Nominating/Corporate Governance Committee monitors directors’ compliance with the Stock Ownership Guidelines. At its meeting held in December 2006, the Committee confirmed that all directors have the required equity investment in National Penn stock except Natalye Paquin who was appointed to the Board in October 2006 and who is in the five-year phase-in period provided by the Guidelines. Accordingly, all directors are in compliance with the Guidelines.

Executive Officers

For executive officers and other Leadership Group members, the guidelines are expressed in terms of the aggregate value of National Penn equity interests as a multiple of the officer’s base salary, as follows:

Officer	Stock Ownership Guideline

Chairman, President and/or
Chief Executive Officer	3 x base salary

Group Executive Vice Presidents
(7 persons)	2 x base salary
Other members of Leadership Group
(26 persons)	1.25 x base salary

Equity interests that count toward satisfaction of the Stock Ownership Guidelines include:

•	Shares owned outright by the officer.
•	Shares owned jointly by the officer and his or her spouse.
•	Shares owned outright by the officer’s spouse.
•	Shares held in trust (to the extent for the benefit of the officer).
•	Shares held by the officer in the National Penn Capital Accumulation Plan (a 401(k) plan).
•	Shares held by the officer in the National Penn Employee Stock Purchase Plan.
•	Restricted stock or restricted stock units held by the officer under the Long-Term Incentive Compensation Plan.
•	Shares subject to exercisable “in the money” stock options held by the officer (to the extent of the “spread” on the “in the money” options).

The spread on “in the money” stock options cannot constitute more than one-half of the total dollar amount of an officer’s equity investment calculated under the Stock Ownership Guidelines.

Newly-hired or promoted officers who become subject to the Stock Ownership Guidelines have up to five years to meet the Guidelines. Upon subsequent appointment to a covered position with a higher ownership requirement, a person has three years from the effective date of that appointment to achieve compliance with the higher amount required by these Guidelines. An officer’s compliance with the Guidelines will be considered when decisions are made affecting the officer’s compensation, including changes in base salary, annual and/or long-term incentive compensation grants or awards.

The Nominating/Corporate Governance Committee monitors officers’ compliance with the Stock Ownership Guidelines. At its meeting held in December 2006, the Committee confirmed that, among others, the five executive officers covered by the “Executive Compensation” section of this proxy statement comply with the Guidelines.

Directors and Executive Officers

The following table shows certain information about the ownership of National Penn common shares by the directors, nominees for director, and executive officers of National Penn, as of March 2, 2007.

Name of Beneficial Owner	Aggregate Number of Shares of National Penn Common Stock(1)		Exercisable Options for National Penn Common Stock(2)	Common Stock Units Held Under National Penn Plans(3)	Percent of Class(4)

Directors and Nominees
Thomas A. Beaver	13,291	(6)	-	2,948	-
J. Ralph Borneman, Jr.	43,595	(7)	12,943	21,860	-
Robert L. Byers, Sr.	165,952	(8)	-	5,127	-
Fred D. Hafer	13,665	(9)	1,849	10,947	-
Albert H. Kramer (5)	7,807	(10)	-	711	-
Frederick P. Krott	7,721		5,547	11,943	-
Patricia L. Langiotti	24,057	(11)	12,943	4,913	-
Kenneth A. Longacre (5)	203,771		11,094	18,550	-
George C. Mason	457,692	(12)	-	2,843	-
Glenn E. Moyer	50,036	(13)	213,604	-	-
Natalye Paquin	1,200	(14)	-	-	-
Robert E. Rigg	548,763	(15)	1,849	15,096	1.14
C. Robert Roth (5)	38,691	(16)	12,943	-	-
Wayne R. Weidner (5)	84,150	(17)	528,004	-	1.25
Donald P. Worthington	91,393	(18)	9,424	-	-

Other Named Executive Officers
Gary L. Rhoads	83,672	(19)	99,984	-	-
Bruce G. Kilroy	33,446		85,880	-	-
Paul W. McGloin	26,582	(20)	37,793	-	-

All Directors and Executive
Officers as a Group (25 Persons)	1,997,862		1,386,343	94,938	6.8%
_____________
(1)	Unless otherwise indicated, sole voting and investment power is held by the named individual. Excludes Common Stock Units because actual shares are not issuable within 60 days of March 2, 2007.

(2)
Shares which may be acquired by exercise of vested options granted under National Penn stock compensation plans. Also includes shares which may be acquired by exercise of vested options granted in substitution for stock options of acquired companies, as provided in the acquisition agreements.

(3)
Phantom” stock credited under the Directors’ Fee Plan or restricted stock units credited under the Long-Term Incentive Compensation Plan (collectively, “Common Stock Units”). Common Stock Units will be converted to shares of National Penn common stock and paid out to individuals upon their termination of service or attaining age 65, in accordance with the terms of the respective Plans and the terms of the grants.

(4)
Unless otherwise indicated, amount owned does not exceed 1% of the total number of common shares outstanding as of March 2, 2007. Calculation is based on shares held and exercisable options, and excludes Common Stock Units (See footnotes 1 and 3).

(5)	Nominee for election as a Class II director.

(6)	Includes 10,514 shares held jointly with spouse. Also includes 1,100 shares of restricted stock over which Mr. Beaver has sole voting power but no investment power.

(7)	Includes 29,096 shares held jointly with spouse.

(8)	Includes 116,305 shares held jointly with spouse.

(9)	All shares held jointly with spouse.

(10)	All shares held jointly with spouse.

(11)	Includes 26 shares held jointly with spouse and 1,809 shares owned by spouse. Also includes 1,100 shares of restricted stock over which Ms. Langiotti has sole voting power but no investment power.

(12)	Includes 26,619 shares owned by spouse.

(13)
Includes 3,385 shares owned by spouse; Mr. Moyer disclaims beneficial ownership of these shares. Also includes 798 shares held as custodian for son and 798 shares held as custodian for daughter. Includes 10,072 shares held in the National Penn Capital Accumulation Plan (401(k) plan).

(14)	Includes 1,100 shares of restricted stock over which Ms. Paquin has sole voting power but no investment power.

(15)
Includes 12,269 shares owned by spouse and 7,531 shares owned by Rigg-Darlington Profit Sharing Plan. Includes 168,983 shares pledged by Mr. Rigg to secure repayment of a line of credit from a lender not affiliated with National Penn. Also includes 1,100 shares of restricted stock over which Mr. RIgg has sole voting power but no investment power.

(16)	Includes 21,135 shares held jointly with spouse and 2,469 shares owned by spouse. Also includes 1,100 shares of restricted stock over which Mr. Roth has sole voting power but no investment power.

(17)	Includes 1,321 shares held jointly with spouse. Includes 44,227 shares held in the National Penn Capital Accumulation Plan (a 401(k) plan).

(18)
Includes 18,734 shares held jointly with spouse. Includes 3,249 shares held in the National Penn Capital Accumulation Plan (a 401(k) plan). Includes 14,000 shares pledged by Mr. Worthington to secure repayment of an obligation to a lender not affiliated with National Penn.

(19)
Includes 49,528 shares held jointly with spouse. Also includes 442 shares owned by son. Includes 22,903 shares held in the National Penn Capital Accumulation Plan (a 401(k) plan) and 208 shares held by son in the National Penn Capital Accumulation Plan (a 401(k) plan).

(20)	Includes 23,329 shares held jointly with spouse.

Five Percent Shareholders

The following table shows individuals or groups known by National Penn to own more than 5% of its outstanding common shares as of March 2, 2007.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Shares

Estate of James K. Overstreet	2,618,145(1)	5.4%
315 Natlie Road
Phoenixville, PA 19460

_____________

(1) Based on Schedule 13D, Amendment No. 1, as filed by the Estate of James K. Overstreet with the Securities and Exchange Commission on July 17, 2006. According to this filing: the Estate beneficially owns 2,618,145 shares, including 26,326 shares owned by a limited partnership in which Mr. Overstreet was a partner. In addition, Evelyn M. Overstreet beneficially owns 195,999 shares. All share numbers shown here have been adjusted for the 3% stock dividend paid by National Penn on September 30, 2006.

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Related Party Transactions and Policies

Certain directors and officers of National Penn, and companies with which they are associated, are customers of National Penn's banking subsidiary, National Penn Bank. During 2006, these individuals and companies had banking transactions with National Penn Bank in the ordinary course of business. Similar transactions may be expected to occur in the future. All loans and loan commitments involved in such transactions were made under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons. In the opinion of National Penn's management, these transactions do not involve more than the normal risk of collection, nor do they present other unfavorable features. Each of these transactions was made in compliance with applicable law, including Section 13(k) of the Securities and Exchange Act of 1934 and Federal Reserve Board Regulation O. As of December 31, 2006, loans to executive officers, directors, and their affiliates represented 1.5% of shareholders' equity in National Penn.

National Penn Bank’s Board of Directors is responsible to ensure compliance with Regulation O, including its lending, record-keeping and reporting requirements, and to that end, has adopted and maintains a written Regulation O compliance policy. National Penn’s Director of Risk Management is the executive officer responsible for administration of the Regulation O compliance policy. The Director of Risk Management maintains a list of insiders (directors, executive officers, principal shareholders, and their related interests) who are subject to the Regulation O compliance policy. Each year, a Regulation O questionnaire is circulated to all directors and executive officers in order to update related party information and to assist in the identification of potential related party transactions. Depending on the facts and circumstances, any direct or indirect extension of credit to an insider, including related interests, must be approved by the Board of Directors or any two of the following officers - Chairman, President, Chief Credit Officer or Chief Lending Officer. Approval is only granted if the transaction will be made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at that time for comparable transactions with other persons, and if the transaction does not involve more than the normal risk of collection and does not present any other unfavorable features.

In addition to its Regulation O compliance policy, National Penn has a written Code of Conduct, approved by the Board of Directors, that addresses, among other things, related party transactions. The Code applies to all directors, officers and employees as well as their immediate family members and related business entities, trusts or estates. The Code requires all covered persons and entities not to pursue any personal interests that might conflict with, or appear to conflict with, the interests of National Penn, or that might influence, or appear to influence, a person’s judgment in any matter involving National Penn. The Code describes the application of the foregoing rule in a variety of circumstances. These include the purchase, lease or sale of assets or services to or from National Penn, other than the purchase of services in the ordinary course of business. In any purchase, sale or lease transaction, the price must be commensurate with the type, level, quality and value of the assets or services and may not exceed, if National Penn is the buyer or lessee, the amount that would have been paid to an unrelated party in the same transaction. If National Penn is the seller, the price may not be less than the amount that would have been paid by an unrelated party in the same transaction. National Penn’s Board of Directors is responsible for the enforcement of the Code of Conduct, including approval of any purchase, sale or lease transaction with a covered person or entity.

To identify related persons and entities, National Penn requires directors and executive officers to complete a Directors’ and Officers’ Questionnaire annually. This information is utilized to identify real or potential transactions in which conflicts of interest covered by the Code of Conduct may arise.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires National Penn's directors, executive officers and more-than-10% beneficial shareholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish National Penn with copies of all their Section 16(a) filings.

Based solely on review of the Section 16(a) filings furnished to National Penn and/or written representations that no year-end Forms 5 were required to be filed, National Penn believes that its directors and executive officers complied during 2006 with all Section 16(a) filing requirements.

PROPOSAL 2 - AMENDMENT OF ARTICLES OF INCORPORATION TOINCREASE AUTHORIZED COMMON STOCK

The Board of Directors has approved an amendment to Article Fifth of National Penn's Articles of Incorporation which, if adopted, would increase the number of authorized common shares of National Penn from 62,500,000 shares, without par value, to 100,000,000 shares, without par value. The Board recommends that shareholders vote FOR approval of this amendment.

At March 2, 2007, there were 48,110,308 of National Penn's common shares issued and outstanding, and 14,389,692 shares available for issuance. The Board believes that it is advisable to have a greater number of authorized but unissued common shares available for various corporate programs and purposes, including acquisitions and mergers.

National Penn may from time to time consider acquisitions and mergers, stock dividends or stock splits, and public or private financings to provide National Penn with capital, any or all of which may involve the issuance of additional common shares or securities convertible into common shares. Also, additional common shares may be necessary to meet anticipated future obligations under National Penn's dividend reinvestment plan, employee stock purchase plan, and other stock-based compensation and employee benefit plans. The Board believes that having authority to issue additional common shares will avoid the possible delay and significant expense of calling and holding a special meeting of shareholders to increase authorized capital.

National Penn has no present plan, agreement or understanding involving the issuance of its common shares except for shares required or permitted to be issued under National Penn's dividend reinvestment plan, employee stock purchase plan, and other stock-based compensation and employee benefit plans, and under National Penn's shareholder rights plan. It is possible, however, that merger and acquisition opportunities involving the issuance of common shares will develop. It is also possible that an increase in the market price for National Penn's common shares, and conditions in the capital markets generally, may make a stock dividend, a stock split or a public offering of National Penn's stock desirable. In each of the past 29 years, National Penn has issued a stock dividend or split its common stock. The Board believes that an increase in the number of authorized common shares of National Penn will enhance its ability to respond promptly to any such opportunities.

If this proposal is approved, the additional authorized common shares may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors may determine without shareholder approval, except to the extent that shareholder approval is required by applicable law or rules. Because National Penn's common shares are traded on the Global Select Market tier of The Nasdaq Stock Market, shareholder approval must be obtained, under applicable Nasdaq rules, prior to the issuance of shares for certain purposes, including the issuance of greater than 20% of National Penn's then outstanding shares in connection with an acquisition or merger.

Although the Board presently intends to employ the additional common shares solely for the purposes set forth above, such shares could be used by the Board to dilute the stock ownership of persons seeking to obtain control of National Penn, thereby possibly discouraging or deterring a non-negotiated attempt to obtain control of National Penn and making removal of incumbent management more difficult. The proposal, however, is not a result of, nor does the Board have any knowledge of, any effort to accumulate National Penn's common shares or to obtain control of National Penn by means of a merger, tender offer, solicitation in opposition to the Board or otherwise. The proposal is not part of any plan by the Board to adopt a series of proposals relating to a possible takeover of National Penn, and the Board has no present intention of soliciting a shareholder vote on any other such proposal.

The authorization of additional common shares will not, by itself, have any effect on the rights of present shareholders. Shareholders do not have preemptive rights to subscribe for or purchase additional common shares. The issuance of additional shares authorized by the amendment for corporate purposes other than a stock split or stock dividend could have a dilutive effect on earnings and book value per common share and on the voting power of common shareholders at the time of issuance.

Article Ninth of National Penn's Articles of Incorporation authorizes the issuance of 1,000,000 shares of preferred stock, which the Board has the power to issue as a class or in series and to determine the voting power, if any, dividend rates, conversion or redemption prices, designations, rights, preferences and limitations of the shares in the class or in each series. The proposed amendment to Article Fifth of National Penn's Articles of Incorporation will not increase or otherwise affect National Penn's authorized preferred stock. As of March 2, 2007, National Penn had no outstanding shares of preferred stock.

The text of Article Fifth, as proposed to be amended, is as follows:

"FIFTH. The total number of Common Shares that the Corporation shall have authority to issue is 100,000,000 without par value."

        The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the Meeting is required to approve this amendment.

        The Board recommends a vote FOR this amendment.

PROPOSAL 3- EMPLOYEE STOCK PURCHASE PLAN

On January 24, 2007, National Penn’s Board of Directors approved an amended and restated Employee Stock Purchase Plan (the “Plan”), subject to shareholder approval. If shareholders approve the Plan, the Plan will continue in effect through June 30, 2017, unless sooner terminated in accordance with its provisions.

The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the meeting is required for approval of the Plan. The Board of Directors recommends that shareholders vote FOR approval of the Plan.

The following describes the material terms of the Plan, as amended and restated. This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit A to this Proxy Statement.

Background and Purpose

The Plan is an amendment and restatement of the Employee Stock Purchase Plan approved by shareholders in 1997. The principal purpose of the amendment and restatement is to extend the term of the Plan for an additional ten years through June 30, 2017. The underlying purpose of the Plan remains unchanged from that at the time of shareholder approval in 1997, namely, to encourage wider ownership of National Penn’s common stock by its employees by providing employees with a convenient means to acquire stock through payroll deductions and to provide an incentive for continued employment. Since shareholder approval of the Plan in 1997, approximately $3,736,000 in employee compensation has been invested through payroll deductions by employees in 177,317 shares of National Penn common stock purchased under the Plan.

The total number of common shares which may be purchased under the Plan is 1,000,000, an increase of 150,000 over the 850,000 shares authorized prior to the amendment and restatement of the Plan (250,000 originally authorized in 1997, proportionately adjusted for stock splits and stock dividends since 1997). The 1,000,000 authorized shares will be subject to further proportionate adjustment for future stock splits, stock dividends and similar events. The shares which may be issued may be either authorized but unissued shares or treasury shares or a combination of each.

Administration

The Plan is administered by the Board of Directors (the “Board”) of National Penn or by a committee appointed by the Board (the “Committee”). Since the inception of the Plan in 1997, the Compensation Committee of the Board of Directors has acted in this capacity.

The Board or the Committee has the power to interpret the Plan and prescribe rules, regulations and procedures in connection with the operation of the Plan. All questions of interpretation and application of the Plan are subject to the determination of the Board or the Committee, which will be final and binding.

The Board or the Committee may engage an outside firm to administer the Plan, subject to the Board's or the Committee's control and authority.

Eligibility

All employees of National Penn or of any of its subsidiaries are eligible to participate in the Plan, except:

•	Any employee who has not been continuously employed by National Penn or a subsidiary for at least three months prior to the beginning of an Offering Period (as defined below); and
•
Any employee who owns stock and/or holds outstanding options to purchase stock possessing 5% or more the total combined voting power or value of all classes of stock of National Penn or any subsidiary (whether directly or by attribution under Section 424(d) of the Code).

         At present, approximately 1,300 employees are eligible to participate in the Plan, and approximately 310 employees (including six executive officers) are currently participating in the Plan.

Offering Periods

Each offering of common shares under the Plan is for a period of three (3) months (an “Offering Period"). Offering Periods begin on January 1, April 1, July 1, and October 1 of each year and end on March 31, June 30, September 30 and December 31 of each year. The first day of each Offering Period is the "Offering Date" for the Offering Period and the last day of each Offering Period is the "Purchase Date" for the Offering Period.

Participation and Payroll Deductions

Participating employees participate in the Plan during each pay period through payroll deductions. A participant sets the rate of his or her payroll deductions in 1% increments, which may not be less than 1%, or more than 10%, of his or her base salary or wages. Notwithstanding the level of payroll deductions, no participant is permitted to purchase shares under the Plan at a rate which, when aggregated with any purchases under other National Penn stock purchase plans (if any), exceeds $25,000 per calendar year (based on fair market value as of the Offering Date).

Participating employees may elect to participate in any Offering Period by enrolling in the Plan prior to the Offering Date. Once enrolled, a participant automatically participates in each succeeding Offering Period unless the participant withdraws from the Offering Period or the Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a participant, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the participant is automatically enrolled) unless otherwise changed by the participant. A participant may increase or decrease the rate of payroll deductions only once during an ongoing Offering Period, and may do so for any subsequent Offering Period. A participant may not make voluntary cash contributions to purchase shares under the Plan.

Grant of Options; Purchase Price

Enrollment in the Plan with respect to an Offering Period constitutes a grant, as of the Offering Date, of an option to purchase National Penn’s common shares on the Purchase Date at a purchase price equal to 90% of the fair market value of such shares on the Purchase Date. The fair market value of a common share will be the closing sale price of a common share on the Purchase Date.

Purchase of Stock

The number of full and fractional shares a participating employee will be able to purchase in any Offering Period will be determined by dividing the total payroll amount withheld from the participant during the Offering Period by the purchase price per share determined as described above. The purchase will take place automatically on the last day of the Offering Period.

Withdrawal

A participating employee may withdraw from any Offering Period by delivering appropriate notification to National Penn at any time prior to the Purchase Date. Accumulated payroll deductions will be returned to the withdrawing employee without interest. No further payroll deductions for the purchase of shares will be made for any succeeding Offering Period unless and until such employee re-enrolls in the Plan. Any such re-enrollment is subject to a one-year waiting period, which may be waived for good reason by the Board in its sole discretion.

Participants’ Accounts

Shares acquired under the Plan by participating employees will be held in book-entry accounts for such persons, and stock certificates will not be issued except upon request. Dividends paid by National Penn on shares held in such accounts will be re-invested automatically in additional common shares of the Company, issued at fair market value on the dividend payment date (the closing sale price of a common share on that date).

Change in Control

Upon a proposed sale of all or substantially all of the assets of National Penn or the merger or consolidation of National Penn with or into another corporation, each option under the Plan will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board, determines, in its sole discretion, and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date so that participants will have the right to exercise their options as to all shares prior to consummation of the sale or merger transaction.

Amendment or Termination

The Board may at any time amend or terminate the Plan, except that no termination may affect options previously granted, and no amendment may make any change in an option previously granted that would adversely affect the rights of any Plan participant.

Term of Plan

If approved by shareholders, the Plan will continue in effect until June 30, 2017 unless terminated at an earlier time by National Penn's Board of Directors.

Federal Income Tax Consequences

The following is a brief summary of the principal Federal income tax consequences of transactions under the Plan under present law.

A participant will not recognize ordinary income in purchasing common shares under the Plan, either at the beginning of the relevant Offering Period or on the Purchase Date. The Federal income tax treatment to a participant who sells stock acquired under the Plan will depend in part on how long the participant holds it.

If a participant holds the shares purchased through the Plan for at least two years after the beginning of the relevant Offering Period and for at least one year after the Purchase Date, then, upon disposition of the shares (by sale, gift, or upon death), the participant will recognize ordinary income to the extent of the lesser of (1) the amount, if any, by which the fair market value of the shares exceeds the Purchase Price at the beginning of the relevant Offering Period (computing the Purchase Price as if the Purchase Date was the beginning date of the relevant Offering Period), or (2) the actual gain (the amount, if any, by which the fair market value of the shares on the date of sale, gift or death, exceeds the Purchase Price). Any further gain is taxed as long-term capital gains. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participant has a long-term capital loss equal to the difference between the sale price and the purchase price.

If a participant disposes of the shares acquired under the Plan prior to the expiration of the required holding periods (other than by reason of death) (a "disqualifying disposition"), the participant will recognize ordinary income at the time of such disposition to the extent that the fair market value of the shares on the Purchase Date is greater than the purchase price, even if no gain is realized on the sale or gratuitous transfer. The difference, if any, between the proceeds of a sale and the fair market value of the shares on the purchase date is a capital gain or loss (long-term or short-term depending on whether the shares were held for more than one year).

National Penn will not receive an income tax deduction if the participant satisfies the holding period requirements described above. If the participant does not satisfy these holding period requirements, National Penn will be entitled to an income tax deduction in the year of the disqualifying disposition equal to the amount of ordinary income recognized by the participant.

New Plan Benefits

All purchases to be made under the Plan will be voluntary, and all purchase prices are presently unknown (such prices will be equal to 90% of the fair market value of the stock, as described above). Consequently, the benefits or amounts that will be received by any particular person or group are not determinable. National Penn’s executive officers (including the "named executive officers" - see ”Executive Compensation”), however, have an interest in shareholder approval of the Plan, in that they, along with all other eligible employees, will be able to purchase common shares of National Penn under the terms of the Plan. For information on Plan operation and participation during the ten years since adoption of the Plan in 1997, see “Background and Purpose” and “Eligibility” herein.

Vote Required

The affirmative vote of a majority of the votes cast by all shareholders entitled to a vote at the Meeting is required to approve the Plan.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote FOR approval of the Plan.

EQUITY COMPENSATION PLAN TABLE

Plan Category(1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)

Equity compensation plans approved by security holders	3,739,345(2)	$17.13(3)	5,282,835(4)(5)

Equity compensation plans not approved by security holders	None	N/A	N/A

Total	3,739,345(2)	$17.13(3)	5,282,835(4)(5)

(1)
The table does not include information on stock options issued by National Penn in substitution for stock options of acquired companies. At December 31, 2006, 599,733 common shares are issuable upon exercise of substitute stock options issued in connection with acquisitions. Of this  total: 37,802 shares are issuable upon exercise of substitute stock options issued in connection  with the acquisition of Elverson National Bank; 5,792 shares are issuable upon exercise of  substitute stock options issued in connection with the acquisition of Community Independent  Bank, Inc.; 189,232 shares are issuable upon exercise of substitute stock options issued in  connection with the acquisition of FirstService Bank; 280,301 shares are issuable upon exercise  of substitute stock options issued in connection with the acquisition of HomeTowne Heritage  Bank; 12,481 shares are issuable upon exercise of substitute stock options issued in  connection with the acquisition of Peoples First, Inc.; and 74,125 shares are issuable upon  exercise of substitute stock options issued in connection with the acquisition of Nittany Financial  Corp. The weighted average exercise price of all substitute stock options issued in acquisitions  and outstanding at December 31, 2006 was $7.78 per share. National Penn cannot grant  additional stock options under any of these substitute stock option plans.

(2)
Includes 80,552 phantom common stock units credited to various non-employee directors’ accounts under the Directors’ Fee Plan and 16,634 restricted stock units credited to various non-employee directors’ accounts under the Long-Term Incentive Compensation Plan.

(3)	Phantom common stock units and restricted stock units (see Footnote #2) are not taken into account in calculating the weighted average exercise price.

(4)
Includes 589,078 shares available for future issuance under National Penn’s Employee Stock Purchase Plan. Subject to limitations on participation by individual employees set forth in the Plan, all shares available for issuance can be issued in the current purchase period (the quarter ending June 30, 2007).

(5)
Includes 440,385 shares available for future issuance under National Penn’s Directors’ Fee Plan.  Under the Directors’ Fee Plan, shares or phantom common stock units may be issued or credited  at fair market value in lieu of cash for directors’ fees.

PROPOSAL 4 - RATIFICATION OF AUDITORS

Our Board’s Audit Committee is comprised entirely of directors who are independent as defined in the listing standards of The Nasdaq Stock Market. See “Director Independence” herein. Among other things, the Board has also determined that each committee member is financially literate and possesses accounting or related financial management expertise. The Board made these determinations in its business judgment, based on its interpretation of the Nasdaq Stock Market’s requirements for committee members. The Board has also determined that Ms. Langiotti, the Chair of the Audit Committee, and Messrs. Beaver and Hafer are each an “audit committee financial expert”. The rules of the Securities and Exchange Commission define an “audit committee financial expert” as a person who has acquired certain attributes through education and experience that are particularly relevant to the functions of an audit committee.

Under the Audit Committee’s charter, the committee is responsible for selection of National Penn’s independent auditors pursuant to a well-organized process. The committee also evaluates and monitors the auditors’ qualifications, performance, and independence. This evaluation includes a review and evaluation of the lead partner of the independent auditors. The committee also takes into account the opinions of management and National Penn’s Senior Internal Audit Executive, who has supervisory responsibility for the internal audit function. You can learn more about the committee’s responsibilities with respect to the independent auditors in the committee’s charter, which is available on National Penn’s website at www.nationalpennbancshares.com.

The Audit Committee conducted its 2007 evaluation of National Penn’s independent registered public accounting firm, Grant Thornton LLP, at its meeting in February 2007. Following that evaluation, the committee unanimously selected Grant Thornton LLP as National Penn’s independent auditors for 2007, subject to shareholder ratification.

Based on the recommendation of the Audit Committee, the Board unanimously recommends that shareholders vote to ratify the Audit Committee’s selection of Grant Thornton LLP as National Penn’s independent auditors for 2007. Grant Thornton LLP has served as National Penn’s independent auditors since 1980.

Representatives of Grant Thornton LLP will be present at the meeting to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.

The Audit Committee has adopted a policy that if a majority of the votes cast at the annual meeting are against ratification, the Committee will reconsider its selection of Grant Thornton LLP, even though the Committee is not obligated to select new independent auditors in that event.

The Board of Directors recommends a vote FOR ratification of the Audit Committee’s selection of Grant Thornton LLP as independent auditors for 2007.

AUDIT COMMITTEE REPORT

The Audit Committee of National Penn's Board of Directors is composed solely of independent directors, as currently defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors. The charter is available on National Penn's website at www.nationalpennbancshares.com. To access the charter, log on and select “Governance Documents.”

Under its charter, the Audit Committee assists the Board of Directors in its general oversight of National Penn's financial reporting, internal controls and audit functions.

Management is responsible for National Penn's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (GAAP). Grant Thornton LLP, selected by the Audit Committee to serve as National Penn's independent registered public accounting firm, is responsible for performing an independent audit of National Penn's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon based on such audit.

The Audit Committee's responsibility is to monitor and oversee these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The Audit Committee members are not National Penn employees and are not necessarily accountants or auditors by profession or experts in accounting or auditing, and their functions are not intended to duplicate or certify the activities of management or Grant Thornton LLP. Likewise, the Audit Committee is not aware of any reason to believe that Grant Thornton LLP is not "independent" under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and Grant Thornton LLP on the basis of the information it receives, discussions with management and Grant Thornton LLP, and the experience of the Audit Committee's members in business, finance and accounting matters.

In this context, the Audit Committee has met and held discussions with management and Grant Thornton LLP. Management has represented to the Audit Committee that National Penn's consolidated financial statements were prepared with integrity and objectivity and in accordance with GAAP, and Grant Thornton LLP has represented to the Audit Committee that it has performed its audit of National Penn's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The Audit Committee has relied upon the representations of management and Grant Thornton LLP without independent verification. The Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP.

The Audit Committee discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

Grant Thornton LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Audit Committee discussed with Grant Thornton LLP that firm's independence.

Based on the Audit Committee's discussions with management and Grant Thornton LLP, the representations of management to the Audit Committee, the representations of Grant Thornton LLP included in their report on National Penn's consolidated financial statements and otherwise on such report of Grant Thornton LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in National Penn's Annual Report on Form 10-K for the year ended December 31, 2006. Aggregate fees billed to National Penn by Grant Thornton LLP for the years ended December 31, 2006 and December 31, 2005 were as follows:

	Year Ended
	December 31, 2006	December 31, 2005

Audit Fees	$482,791	$404,822

Audit-Related Fees	46,557	43,819

Tax Fees	200,389	152,324

All Other Fees	17,775	None

Audit Fees. Consists of aggregate fees billed for professional services rendered for the audit of National Penn's consolidated annual financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings or engagements for the years 2006 and 2005. Includes fees for Sarbanes-Oxley Act, Section 404, internal controls assessment work. Also includes services provided by Grant Thornton LLP in connection with National Penn's registration statements filed with the SEC in 2006 and 2005.

Audit-Related Fees. Consists of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of National Penn's consolidated financial statements and are not reported under "Audit Fees." Also includes accounting assistance related to acquisitions and consultations related to financial accounting and reporting standards and audits of National Penn's 401(k) plan and student loan portfolio, and the U. S. HUD-required audit of National Penn Mortgage Company.

Tax Fees. Consists of aggregate fees billed for professional services for tax compliance, tax advice and tax planning. Also includes assistance regarding federal and state tax compliance, tax audit defense, tax refund claims, and tax planning.

All Other Fees. Consists of aggregate fees billed for products and services provided by Grant Thornton LLP other than those disclosed above.

The Audit Committee considered whether the provision of the above services by Grant Thornton LLP is compatible with maintaining that firm’s independence. The Audit Committee is satisfied that it is.

Pre-Approval Requirements. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by National Penn’s independent registered public accounting firm. These services may be approved on a periodic basis so long as the services do not exceed pre-determined cost levels. If not approved on a periodic basis, such services must otherwise be separately pre-approved by the Audit Committee prior to being performed. In addition, any proposed services that were pre-approved on a periodic basis but later would exceed the pre-determined cost level also require separate pre-approval by the Audit Committee.

Patricia L. Langiotti, Chair
Thomas A. Beaver
Fred D. Hafer
C. Robert Roth
Robert E. Rigg

ADDITIONAL INFORMATION

"Householding" of Proxy Materials and Annual Reports

Securities and Exchange Commission rules permit companies and intermediaries (such as brokers, banks and other companies that hold shares in "street name") to satisfy the delivery requirements for proxy statements, prospectuses and certain other materials by delivering a single copy of these materials to an address shared by two or more of National Penn's shareholders. This delivery method is referred to as "householding," and can result in significant cost savings for National Penn, and in turn, National Penn's shareholders.

In order to take advantage of this opportunity, National Penn has delivered only one proxy statement and annual report to multiple shareholders who share an address, unless National Penn received contrary instructions from the affected shareholders prior to the mailing date. National Penn will, however, promptly deliver, upon written or oral request, a separate copy of the proxy statement or annual report, as requested, to a shareholder at a shared address to which a single copy of those documents was delivered. Shareholders of record who prefer to receive separate copies of a proxy statement or annual report, either now or in the future, can request a separate copy of the proxy statement or annual report by writing to National Penn at the following address: Corporate Secretary, National Penn Bancshares, Inc., Philadelphia and Reading Avenues, Boyertown, PA 19512, or by telephone at (610) 369-6202. Conversely, if you are currently a shareholder of record who shares an address with another National Penn shareholder and wish to have your future proxy statements and annual reports "householded," please contact National Penn at the above address or telephone number.

If your National Penn stock is held in "street name" (i.e., held by a broker, bank or other intermediary), you can request separate copies of these documents by contacting the broker, bank or other intermediary. Conversely, if your National Penn shares are held in street name and you wish to have your future proxy statements and annual reports "householded," you can request "householding" by contacting the broker, bank or other intermediary.

Record Date; Shares Outstanding

Shareholders of record at the close of business on March 2, 2007 are entitled to vote their shares at the annual meeting. As of that date, there were 48,110,308 common shares outstanding and entitled to be voted at the meeting. The holders of those shares are entitled to one vote per share.

Quorum

The presence, in person or by proxy, of shareholders with power to cast a majority of all votes entitled to be cast at the meeting will constitute a quorum. A quorum must be present at the meeting before any business may be conducted.

If a quorum is not present, the shareholders who are represented at the meeting may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice need be given. An adjournment will have no effect on the business that may be conducted at the meeting.

Proxies; Right to Revoke

If you participate in National Penn's Dividend Reinvestment and Stock Purchase Plan and/or Employee Stock Purchase Plan, your proxy will represent the number of shares registered in your name and the number of shares credited to your Dividend Reinvestment Plan and/or Employee Stock Purchase Plan accounts.

By submitting your proxy, you will authorize the persons named thereon or their substitutes to represent you and vote your shares at the meeting in accordance with your instructions. They may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting.

If you attend the meeting, you may vote your shares in person, regardless of whether you have submitted a proxy. In addition, you may revoke your proxy by sending a written notice of revocation to National Penn's Corporate Secretary, by submitting a later-dated proxy, or by voting in person at the meeting.

Default Voting

If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR the election of the Board of Directors' nominees as directors, FOR the approval of Proposal 2 - Amendment of Articles of Incorporation to Increase Authorized Common stock, FOR the approval of Proposal 3 - Employee Stock Purchase Plan and FOR the approval of Proposal 4 - Ratification of Auditors.

National Penn's Board and management know of no other business that is planned to be brought before the meeting. If any other business properly comes before the meeting for a vote, your shares will be voted according to the discretion of the holders of the proxy.

Voting by Street Name Holders

If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, the nominee, as the record holder of the shares, is required to vote those shares as you may instruct. If you do not give instructions to the broker, the broker may not vote the shares on “non-routine” items including Proposals 2 and 3.

Tabulation of Votes

Mellon Investor Services LLC, the transfer agent, will tabulate the votes.

Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining whether a proposal has been approved. Broker non-votes occur when brokers, banks or other nominees do not receive voting instructions from the beneficial owners of the shares, and the nominee does not have discretionary voting authority with respect to a proposal. If you hold shares through a broker, bank, or other nominee and you do not give instructions as to how to vote, the nominee will have authority to vote your shares on certain routine items but not on other items. Broker non-votes will not be counted and will have no effect on the outcome of the vote on Proposal 2 - Amendment of Articles of Incorporation to Increase Authorized Common Stock or Proposal 3 - Employee Stock Purchase Plan.

Proxy Solicitation

National Penn will bear all costs of this proxy solicitation. National Penn's officers, directors and regular employees may solicit proxies by mail, in person, by telephone or by facsimile. National Penn will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to beneficial owners. National Penn has engaged Mellon Investor Services LLC to assist in the solicitation of proxies for the meeting at a cost of $7,500 plus reasonable out-of-pocket expenses.

Shareholder Proposals and Nominations

Eligible shareholders may submit proposals to be considered for inclusion in National Penn's 2008 proxy materials for the 2008 annual meeting of shareholders if they do so in accordance with the applicable SEC rules. Any such proposals must be in writing and received by the Corporate Secretary at the principal executive offices of National Penn no later than November 29, 2007 in order to be considered for inclusion in National Penn's 2008 proxy materials. For information on how to submit the name of a person to be considered by the Nominating/Corporate Governance Committee for possible nomination as a director, please see the discussion of the Committee's practices and procedures on page 10.

Director nominations and proposals for action at an annual meeting of shareholders may be made otherwise only:

•	Pursuant to National Penn's notice of such meeting;

•	By the presiding officer;

•	By or at the direction of a majority of the Board of Directors; or

•	By one or more shareholders in accordance with the applicable rules of the SEC and National Penn's governing By-Law provisions.

A shareholder may make a nomination for the election of a director or a proposal for action at an annual meeting only if written notice is received by the Corporate Secretary at National Penn's principal office not later than:

•	90 days prior to the annual meeting (which, for the 2008 annual meeting, would mean no later than January 24, 2008 if the annual meeting is held on April 22, 2008); or

•
If the annual meeting is to be held on a date other than the fourth Tuesday in April, the close of business on the tenth day following the first public disclosure of the meeting date. Public disclosure of the date of any annual meeting may be made in a filing with the SEC, in any notice given to the Nasdaq Stock Market or in a news release reported by any national news service.

Each shareholder notice must include:

•	As to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the notice is given:

•	The name and address of such shareholder and of such beneficial owner; and

•	The class and number of shares of the stock of National Penn that are owned of record and beneficially by such shareholder and such beneficial owner; and

•
A representation that the shareholder is a beneficial owner of stock of National Penn entitled to vote at such meeting and intends to be present at the meeting in person or by proxy to make such nomination or proposal.

Each notice of nomination for the election of a director from a shareholder also must set forth:

•	The name and address of the person to be nominated;

•
A description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder;

•
Such other information regarding the nominee as would be required to be included in proxy materials filed under applicable rules of the SEC had the nominee been nominated by the Board of Directors; and

•	The written consent of the nominee to serve as a director of National Penn, if so elected.

Each notice of a proposal for action at an annual meeting from a shareholder also must set forth:

•	A brief description of the proposal;

•	The reasons for making such proposal; and

•	Any direct or indirect interest of the shareholder, or any person on whose behalf the shareholder is acting, in making such proposal.

If the Corporate Secretary receives notice of a shareholder proposal that complies with National Penn’s governing By-Law provisions on or prior to the required date and if such proposal is properly presented at the 2008 annual meeting of shareholders, the proxies appointed by National Penn may exercise discretionary authority in voting on such proposal if, in National Penn’s proxy statement for such meeting, National Penn advises shareholders of the nature of such proposal and how the proxies appointed by National Penn intend to vote on such proposal, unless the shareholder submitting the proposal satisfies certain SEC requirements, including the mailing of a separate proxy statement to National Penn’s shareholders.

The presiding officer of the meeting may refuse to permit any nomination for the election of a director or proposal to be made at an annual meeting by a shareholder who has not complied with all of National Penn’s governing By-Law procedures, including receipt of the required notice by the Corporate Secretary by the date specified. If a shareholder proposal is received by National Penn after the required notice date but the presiding officer of the meeting nevertheless permits such proposal to be made at the 2008 annual meeting of shareholders, the proxies appointed by National Penn’s Board of Directors may exercise discretionary authority when voting on such proposal.

Questions about these requirements, or notices mandated by them, may be directed to: Corporate Secretary, National Penn Bancshares, Inc., Philadelphia and Reading Avenues, P.O. Box 547, Boyertown, Pennsylvania 19512.

Shareholder List

For at least ten days prior to the meeting, a list of the shareholders entitled to vote at the annual meeting will be available for examination, for purposes germane to the meeting, during ordinary business hours at National Penn’s principal executive offices. The list will also be available for examination at the meeting.

Annual Report for 2006

National Penn’s Annual Report on Form 10-K (without exhibits) is enclosed with this proxy statement. It is also available at National Penn’s website, www.nationalpennbancshares.com, and at the website of the Securities and Exchange Commission, www.sec.gov.

EXHIBIT A
NATIONAL PENN BANCSHARES, INC.

EMPLOYEE STOCK PURCHASE PLAN

(As amended and restated,
 effective December 31, 2006)

The following constitutes the provisions of the Employee Stock Purchase Plan (the "Plan") of National Penn Bancshares, Inc. (the "Company").

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the Company's intention to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) "Board" means the Board of Directors of the Company.

(b) "Code" means the Internal Revenue Code of 1986, as amended.

(c) "Common Stock" means the Company's common stock, without par value.

(d) "Compensation" means all regular straight-time gross earnings excluding payments for overtime, incentive compensation, incentive payments, bonuses, commissions and other compensation. For Employees paid on a commissions only basis, "straight-time gross earnings" means commissions paid.

(e) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute.

(f) "Contributions" means all amounts credited to the account of a participant pursuant to the Plan.

(g) "Employee" means any person employed by the Company or one of its Subsidiaries, including any officer of the Company or of one of its Subsidiaries.

(h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(i) "Offering Date" means the first business day of each Offering Period of the Plan.

(j) "Offering Period" means a period of three (3) months beginning on January 1, April 1, July 1 or October 1 of each year.

(k) "Purchase Date" means the last day of each Offering Period of the Plan.

(l) "Subsidiary" means a corporation of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Eligibility.

(a) Any person who has been continuously employed as an Employee for at least three (3) months prior to the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

(b) No Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on January 1, April 1, July 1 and October 1 of each year. The Plan shall continue until terminated in accordance with Section 19 hereof.

5. Participation. An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than one percent (1%) and not more than ten percent (10%)) to be paid as Contributions pursuant to the Plan.

6. Method of Payment of Contributions.

(a) The participant shall elect to have payroll deductions made on each payday during an Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday; provided that the aggregate of such payroll deductions during an Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during such Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during an Offering Period, may increase or decrease the rate of his or her Contributions during such Offering Period, without withdrawing from the Plan, by completing and filing with the Company a new subscription agreement within the ten (10) day period immediately preceding the beginning of any month during the Offering Period. The change in rate shall be effective as of the beginning of the month following the date of filing of the new subscription agreement and shall comply with the limits as provided in Section 6(a).

(d) To the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to zero percent (0%) at such time, during any Offering Period which is scheduled to end during the current calendar year, that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $25,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7. Grant of Option.

(a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase, on the Purchase Date of such Offering Period, the number of shares of Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by ninety percent (90%) of the fair market value of a share of Common Stock on the Purchase Date; provided, however, that the maximum number of shares an Employee may purchase in any one calendar year shall be determined at the Offering Date by dividing $25,000 by the fair market value of a share of Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of Common Stock shall be determined as provided in Section 7(b) herein.

(b) The option price per share of the shares offered in a given Offering Period shall be ninety percent (90%) of the fair market value of a share of Common Stock on the Purchase Date. The fair market value of a share of Common Stock on a given date shall be determined as follows, unless a different method of calculation is required by applicable law:

(i) Based on the closing sale price of a share of Common Stock on the given date, as reported on The Nasdaq Stock Market (“Nasdaq”) (or on such other stock exchange on which the Common Stock may be listed);

(ii) If no closing sale price is reported on the given date, then based on the closing sale price of a share of Common Stock on the next preceding date on which there was a sale, as reported on Nasdaq (or on such other stock exchange on which the Common Stock may be listed); or

(iii) If the Common Stock is not listed on Nasdaq or on a stock exchange, by the Committee in its sole discretion.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Purchase Date of the Offering Period, and the maximum number of full and fractional shares subject to option will be purchased for him or her at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9. Stock Certificates; Cash Balances; Dividend Reinvestment.

(a) Stock certificates will not be issued to participants for shares purchased on the Purchase Date. Shares purchased for a participant on a Purchase Date shall be held in an account for such participant under the Plan, and all rights accruing to an owner of record of such shares (including voting rights) shall belong to the participant for whose account such shares are held. A participant may file a written election with the Company to withdraw some or all of the shares of Common Stock held in his or her account, in which case a stock certificate will be issued to such participant for such withdrawn shares.

(b) Each participant in the Plan shall be deemed to have authorized the collection and accumulation of all dividends paid on shares held in his or her account and the application of such dividends to the purchase of additional full and fractional shares of Common Stock as of the dividend payment date, at its fair market value on such date (without any discount). Fair market value shall be determined as of the dividend payment date, in the manner set forth in Section 7(b) hereof.

10. Withdrawal; Termination of Employment.

(a) A participant may withdraw all, but not less than all, of the Contributions credited to his or her account under the Plan at any time prior to the Purchase Date of an Offering Period by giving written notice to the Company. All of such participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of such notice of withdrawal, and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

(b) Upon termination of a participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account prior to the Purchase Date will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will automatically be terminated.

(c) A participant who withdraws from an Offering Period will not be eligible to participate again in the Plan until the first anniversary of the Purchase Date of the Offering Period during which such participant withdrew from the Plan. The Board, or its committee established under Section 13 hereof, may waive the non-participation period in its sole discretion. A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company.

11. No Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12. Stock.

(a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee's account not applied to the purchase of Common Stock pursuant to this Section 12 shall be refunded on or promptly after the Purchase Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

(b) No participant will have any interest or voting rights in any shares covered by his or her option until such option has been exercised.

13. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to (i) adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, (ii) construe and interpret the Plan, and (iii) make all other determinations necessary or advisable for the administration of the Plan. The Board, or a committee named by the Board, may engage a firm or entity to administer the Plan, subject to the Board's or committee's control and authority.

14. Designation of Beneficiary.

(a) A participant may file with the Company a written designation of a beneficiary who is to receive any shares and/or cash, if any, from the participant's account under the Plan upon such participant's death.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock affected without receipt of consideration by the Company.

(b) Upon a proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

(c) Upon a sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent, equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

(d) The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, if the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or if the Company is consolidated with or merged into any other corporation.

19. Amendment or Termination.

(a) The Board may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent, if any, necessary to comply with Section 423 of the Code (or any successor provision) or any other applicable law or regulation, the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from such participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. Notices. All subscription agreements, designations, notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of Nasdaq or any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Effective Date; Term of Plan. The Plan was originally approved by the Board on December 18, 1996 and approved by the shareholders of the Company on April 22, 1997. The Plan, as amended and restated herein effective December 31, 2006, shall continue in effect for a term through June 30, 2017, provided it is approved by the Company’s shareholders at the 2007 annual meeting, unless sooner terminated under Section 19. If the Plan, as amended and restated herein, is not approved by the shareholders at the 2007 Annual Meeting, it shall terminate on June 30, 2007, unless sooner terminated under Section 19.

23. Section 16. With respect to persons subject to Section 16 of the Exchange Act, this Plan is intended to be a "tax-conditioned plan" within the meaning of Rule 16b-3(c) and to otherwise comply with all applicable conditions of Rule 16b-3 (or any successor rule) under the Exchange Act. Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of Rule 16b-3(c).

24. Captions. All section captions in this Plan are for convenience of reference only.

www.nationalpennbancshares.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

NATIONAL PENN BANCSHARES, INC.

The undersigned hereby appoints Michelle Debkowski, H. Anderson Ellsworth, and Michael Reinhard proxies, each with power to act without the others and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of National Penn Bancshares, Inc. ("National Penn") standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of National Penn to be held on April 24, 2007, and at any adjournments or postponements thereof.

(Continued on reverse side)

Address Change (Mark the corresponding box on the reverse side)

*FOLD AND DETACH HERE*

You can now access your National Penn Bancshares, Inc. account online.

Access your National Penn Bancshares, Inc. shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for National Penn Bancshares, Inc. now makes it easy and convenient to get current information on your shareholder account.

* View account status

* View certificate history

* View book-entry information

* View payment history for dividends

* Make address changes

* Obtain a duplicate 1099 tax form

* Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com/isd

For Technical Assistance call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investors Services LLC

****TRY IT OUT****

www.melloninvestor.com/isd/

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER:  1-800-720-0181

Please Mark Here
for Address Change
SEE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the Class II Director nominees listed below, FOR approval of the amendment to National Penn’s articles of incorporation (Proposal 2), FOR approval of the amended and restated Employee Stock Purchase Plan (Proposal 3), and FOR ratification of National Penn’s independent auditors for 2007 (Proposal 4).

1. Election of Class II Directors:

NOMINEES:	FOR	WITHHOLD
01 Albert H. Kramer	all nominees	AUTHORITY
02 Kenneth A. Longacre	listed to the left	to vote for all
03 C. Robert Roth	(except as marked	nominees listed
04 Wayne R. Weidner	to the contrary)	to the left
	_____	_____

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
________________________________________________

2.  Approval of the amendment to National Penn’s articles of incorporation.

FOR _____	AGAINST _____	ABSTAIN _____

3. Approval of the amended and restated Employee Stock Purchase Plan.

FOR _____	AGAINST _____	ABSTAIN _____

4. Ratification of National Penn’s independent auditors for 2007.

FOR _____	AGAINST _____	ABSTAIN _____

5. In their discretion, the proxy holders are authorized to vote upon such other business as may come before the Annual Meeting and any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY OR VOTE BY TELEPHONE OR INTERNET. TO VOTE BY TELEPHONE OR INTERNET, FOLLOW THE INSTRUCTIONS ATTACHED BELOW.

Signature______________________  Signature if held jointly __________________  Date _____________________

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

*FOLD AND DETACH HERE*

Vote by Internet or Telephone or Mail

Internet and telephone voting is available 24 hours a day, 7 days a week, until 4 PM
Eastern Time on April 24, 2007, the day of the annual meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed
and returned your proxy card.

Internet		Telephone

http://www.proxyvoting.com/npbc		1-866-540-5760
Use the Internet to vote your proxy.	OR	Use any touch-tone telephone
Have your proxy card in hand		to vote your proxy. Have your
when you access the web site.		proxy card in hand when you call.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy
card and return it in the enclosed postage-paid
envelope.

VOTING INSTRUCTION CARD

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS NATIONAL PENN BANCSHARES, INC.

This Voting Instruction Card serves to instruct National Penn Investors Trust Company, as trustee (the “Trustee”) under the National Penn Bancshares Inc. Capital Accumulation Plan (the “Plan”), to vote, as designated herein, all the shares of stock of National Penn Bancshares, Inc. (“National Penn”) entitled to be voted by the undersigned participant under the terms of such Plan with respect to the Annual Meeting of Shareholders of National Penn to be held on April 24, 2007, and at any adjournments or postponements thereof.

The undersigned, in giving such instructions, will act as named fiduciary for (a) such shares that have been allocated to the account of the undersigned, (b) a proportionate share of such shares that have been allocated to the accounts of other participants in the Plan as to which the Trustee receives no instructions, and (c) a proportionate share of such shares held in the Plan that have not been allocated to any participants in the Plan.

(Continued on the other side)

Address Change (Mark the corresponding box on the reverse side)

*FOLD AND DETACH HERE*

Please Mark Here
for Address Change
SEE REVERSE SIDE

This voting instruction card when properly executed will be voted as instructed by the undersigned participant subject to applicable law. If no instructions are given, the shares allocated to the undersigned participant will be voted by the Trustee in accordance with the terms of the Plan and applicable law.

1. Election of Class II Directors:

NOMINEES:	FOR	WITHHOLD
01 Albert H. Kramer	all nominees	AUTHORITY
02 Kenneth A. Longacre	listed to the left	to vote for all
03 C. Robert Roth	(except as marked	nominees listed
04 Wayne R. Weidner	to the contrary)	to the left
	______	______

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_____________________________________________

2.	Approval of the amendment to National Penn’s articles of incorporation.

FOR _____	AGAINST _____	ABSTAIN _____

3. Approval of the amended and restated Employee Stock Purchase Plan.

FOR _____	AGAINST _____	ABSTAIN _____

4. Ratification of National Penn’s independent auditors for 2007.

FOR _____	AGAINST _____	ABSTAIN _____

5. In their discretion, the proxy holders are authorized to vote upon such other business as may come before the Annual Meeting and any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY OR VOTE BY TELEPHONE OR INTERNET. TO VOTE BY TELEPHONE OR INTERNET, FOLLOW THE INSTRUCTIONS ATTACHED BELOW.

Signature __________________________    Date ____________________
Please sign exactly as name appears hereon.

*FOLD AND DETACH HERE*

Vote by Internet or Telephone or Mail

Internet and telephone voting is available 24 hours a day, 7 days a week, until Midnight
Eastern Time on April 19, 2007.

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed
and returned your instruction card.

Internet		Telephone

http://www.proxyvoting.com/npbc		1-866-540-5760
Use the Internet to vote.	OR	Use any touch-tone telephone
Have your instruction card		to vote. Have your instruction
in hand when you access the		card in hand when you call.
web site.

If you vote by Internet or by telephone, you do
NOT need to mail back your instruction card.

To vote by mail, mark, sign and date your voting
instruction card and return it in the enclosed
postage-paid envelope.